UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23368

1WS Credit Income Fund

(Exact name of registrant as specified in charter)

299 Park Avenue, 25th Floor

New York, New York 10171

(Address of principal executive offices)

Kurt A. Locher

Chief Executive Officer

c/o 1WS Credit Income Fund

299 Park Avenue, 25th Floor

New York, New York 10171

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (212) 377-4810

Date of fiscal year end: October 31

Date of reporting period: November 1, 2022 – April 30, 2023

Item 1. Reports to Stockholders.

(a)

1WS Capital Advisors

# 1WS Credit Income Fund

Nasdaq:
OWSCX (Class I)
OWSAX (Class A-2)

## Semi-Annual Report
April 30, 2023

Table of Contents

Management Commentary	1
Consolidated Schedule of Investments	6
Consolidated Statement of Assets and Liabilities	16
Consolidated Statement of Operations	17
Consolidated Statement of Changes in Net Assets	18
Consolidated Statement of Cash Flows	19
Consolidated Financial Highlights	21
Notes to Consolidated Financial Statements	23
Additional Information	35
Privacy Policy	36

1WS Credit Income Fund	Management Commentary

April 30, 2023 (Unaudited)

The 1WS Credit Income Fund (the "Fund") is a closed-end interval fund launched in March 2019. As of April 30, 2023, the Fund has gross assets under management of approximately $182 million (approximately $127 million net assets). The Fund is a non-diversified, closed-end investment management company with an investment objective seeking attractive risk-adjusted total returns through generating income and capital appreciation. In seeking this objective, the Fund invests primarily in a wide array of predominantly structured credit and securitized debt instruments.

Overview:

In our opinion, uncertainty regarding the future path of monetary policy and the resulting financial and economic implications continue to be at the center of heightened market volatility. Elevated interest rate volatility was highlighted during the first part of calendar year 2023 as market participants priced in a higher probability that the Fed's resolve to continue raising interest rates in its attempt to contain still-high inflation could lead to a sharp economic contraction and could force a "pivot" by the Fed as early as late 2023. Reinforcing concern, cracks are beginning to appear within sectors of the economy as a result of the already sharp increase in interest rates over the past year, which may force the Fed into a more dovish stance to deal with risks regarding financial stability. It seems as though a combination of the factors may be driving interest rate curves.

Several high-profile bank defaults and takeovers over the past few months have raised contagion fears and concern that banks may have to sell fixed-income assets to raise capital. We believe this has hampered, and will likely continue to hamper, market liquidity and add to volatility across many fixed-income sectors over the short to intermediate-term. At a minimum, many economists believe that recent banking sector woes will likely result in increased regulatory scrutiny and more conservative lending standards across the banking sector.

While mindful of elevated economic and fundamental risks, we believe that many of the current risk-adjusted investment opportunities we see across structured credit are among the most attractive we have seen since the fallout of the global financial crisis (GFC). Market technicals in 2022 brought a significant amount of supply back into the market, in our opinion. We believe a host of flawed portfolio strategies, given large sustained movement in interest rates, volatility, redemption activity, and negative convexity, exposed many of the negative portfolio characteristics we have highlighted as a concern for a number of years. Increased market turbulence and economic uncertainty have created divergent perceptions among investors regarding the appropriate pricing of securities across various sectors, issuers, and vintages. This environment introduces even more opportunities to leverage our infrastructure to underwrite borrower and collateral fundamentals as well as prioritizing our skills in underwriting asset price volatility relative to required returns. The many structural characteristics, differentiating structured credit relative to other credit sectors, create even more complexity, in our opinion, regarding valuations with increasing levels of volatility. Conditions have changed markedly across credit markets over the past year, many of which contribute to our current enthusiasm for the investment opportunities we see.

"Bonds are Back": The income has returned to fixed-income credit: After nearly a decade of near-zero monetary policy rates, prolonged periods of low volatility, and historically narrow credit spreads, we believe credit markets currently offer the potential for generating attractive returns from income/yield alone. In our opinion, the combination of rising benchmark yields and dramatically wider credit spreads available in certain sectors, has significantly increased the all-in yield of fixed-income credit securities. Securities higher in the capital structure may have a lower expected nominal return but significantly less risk. With modest leverage, in many cases, it may be possible to replicate the same or lower risk profile of benchmark indices that may have a higher expected return. Having a flexible investment mandate assists us in working to optimize portfolios to potentially extract the most attractive risk-adjusted return opportunities up and down the capital structure and across collateral types.

Increasing credit dispersion: When market volatility and fundamental uncertainty are low, investors' search for yield tends to compress risk premia across sectors/securities, in our opinion. As the price of risk compresses, there are fewer opportunities to extract an attractive risk premia (Alpha) by having a differentiated fundamental view. We believe that the current environment of heightened market volatility and rising fundamental uncertainty have increased opportunities for identifying attractive relative return opportunities. This is particularly true, in our opinion, within securitized products in which many diverse collateral characteristics and structural nuances differentiate the risk and return profile of alternative securities. Having the collateral and structural underwriting expertise to differentiate between risks and opportunities is critical.

Credit convexity has returned to many sectors: Increased fundamental uncertainty and lower dollar prices due to higher yields and wider spreads have improved the convexity profile of many securities in the current market. In our opinion, positive credit convexity can substantially improve an investment's risk-adjusted total return potential relative to nominal yield alone. The many structural nuances within structured credit can act as catalysts to leverage positive credit convexity and optimize risk- adjusted return potential.

Heightened market volatility has increased relative value trading opportunities: The sharp increase in market volatility over the past year has increased relative value trading opportunities across capital markets. We believe heightened capital market volatility will likely remain over the intermediate term, creating ongoing opportunities to capitalize on short- to intermediate-term market dislocations within and across sectors.

Distressed opportunities are increasing: Slower economic growth, and elevated market volatility have created, and we believe will continue to create, stressed and ultimately distressed opportunities in the market. Many investors were encouraged to add risk, in search of yield, during the low-interest rate, low-volatility, and low-spread environment in past years. Increasingly, we believe many investors will find themselves unwilling or unable to retain investments, as such classic "late cycle" factors as fundamental underperformance and increasing uncertainty lead to rating downgrades; many existing investors may be ill-equipped to value and to manage risks in the current environment. Recent banking sector woes and refinancing challenges facing many commercial real estate properties will likely present additional distressed opportunities. Given the size and speed of recent monetary policy tightening, we believe many opportunities will emerge as the economy transitions through this economic cycle. That said, we still feel it is premature, since subordinate pricing generally does not reflect the potential impact of the weakening macro backdrop. We see more value, higher in the capital structure, where outsized risk premia comes with little fundamental risk exposure.

Semi-Annual Report | April 30, 2023	1

1WS Credit Income Fund	Management Commentary

April 30, 2023 (Unaudited)

We believe the current environment of sharply higher yields, attractive risk premia, and embedded positive credit convexity sets up a scenario for generating higher returns for a given level of risk than we have seen in a decade. In our opinion, increasing fundamental uncertainty translates into greater opportunities for us to capitalize on our differentiated fundamental views. The potential for continued market dislocations, distressed situations, and private lending opportunities will only add to the attractive opportunity set that we believe has emerged. We remain focused on identifying shorter-duration investment profiles whose returns will be driven by near-term fundamentals being better than expectations, combined with loss remote, longer-duration profiles, which on a hedged basis, can provide attractive total returns as spreads converge toward historical norms.

Net Return Performance as of 4/30/23*

	MTD	Calendar YTD	ITD (3/4/19)
1WS Credit Income Fund (OWSCX) Class I shares	1.00%	3.13%	26.58%
1WS Credit Income Fund (OWSAX) Class A-2 shares	0.95%	2.88%	23.01%**
Bloomberg U.S. Aggregate Bond Index[1]	0.61%	3.59%	2.87%
ICE BofAML U.S. High Yield Index[2]	0.97%	4.72%	11.82%

*	OWSCX and OWSAX returns are presented net of all fees and expenses, benchmark returns are gross. Please see pp. 5-6 for important disclaimers.

**	OWSAX returns prior to May 2021 reflect the performance of Class I shares, adjusted to reflect the distribution and shareholder servicing fees applicable to Class A2 shares. Additional information on the relevance of Class I performance prior to May 2021 is available upon request by calling the client service number provided at the bottom of this page. Class A2 shares are subject to an upfront sales load of up to 3%, which is not reflected in the returns shown above and, if applied, would lower such returns.

Management Fee under the Advisory Agreement is calculated at an annual rate of 1.50% of the daily gross assets of the Fund. "Gross Assets" means the total assets of the Fund prior to deducting liabilities. Derivatives are valued at market value for purposes of determining "Gross Assets" in the calculation of management fees.

Because the Management Fee is based on the Fund's daily gross assets, the Fund's use of leverage, if any, will increase the Management Fee paid to the Adviser. For the initial year of the Fund, the Adviser voluntarily agreed to reduce the Management Fee to .75%. For the one-year period beginning on March 1, 2020, and continuing through the present, the Adviser has voluntarily agreed to reduce the Management Fee to 1.25% of the Fund’s daily gross assets. The Adviser’s board is under no obligation to continue the fee waiver but may continue to do so.

[1,2]	Please refer to the risk disclosures and definitions on pp. 5-6 for a description of the benchmark indices chosen and the risks associated with comparing 1WS Credit Income Fund returns to those of an index. Investors cannot invest directly in an index.

Performance data quoted represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling (833) 834-4923 or visiting www.1wscapital.com. Investors cannot invest directly in an index. All performance shown assumes reinvestment of dividends and capital gains distribution in percent value. Dividends are not guaranteed and will constitute a return of capital if dividend distributions exceed current-year earnings. Please refer to the Fund’s most recent Section 19(a) notice for an estimate of the composition of the Fund’s most recent distribution, available at www.1WSCapital.com.

2	www.1wscapital.com

1WS Credit Income Fund	Management Commentary

April 30, 2023 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment

The chart above assumes an initial investment of $10,000 made on March 4, 2019 (commencement of operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or share repurchases. In the absence of fee waivers and reimbursements, which can be necessary to keep expenses at the expense cap, total return would be reduced.

Portfolio Composition1 and Net Return Attribution2

Asset Type	Portfolio Composition 4/30/2023	Net Return[2] Attribution Calendar YTD
Asset-Backed Securities (ABS)	29.4%	0.33%
Collateralized Loan Obligations (CLOs)	7.4%	0.44%
Commercial Mortgage-Backed Securities (CMBS)	20.7%	0.04%
European ABS & RMBS	20.4%	1.35%
Residential Mortgage-Backed Securities (RMBS)	22.1%	0.91%
Other	–	0.36%
Interest Rate Hedges	–	-0.30%
Total	100.0%	3.13%

[1]	The Portfolio composition as of 4/30/23 differs from the portfolio composition for any point prior to such date and is subject to change at any time.

[2]	Net performance data reflects the deduction of all fees and expenses. Net return attribution represents portfolio PnL by sector divided by the Fund’s average net asset value for the period reduced by operating expenses and management fees allocated to the sectors based on the market value of the portfolio for the period. See pages 4 & 5 for important risk disclosures and definitions.

Semi-Annual Report | April 30, 2023	3

1WS Credit Income Fund	Management Commentary

April 30, 2023 (Unaudited)

Investing in the Fund may be considered speculative and involves a high degree of risk, including the risk of possible substantial loss of your investment.

Prior to investing, Investors should carefully consider the investment objectives, risks, charges and expenses of the 1WS Credit Income Fund. This and other important information about the Fund is contained in the prospectus, which can be obtained by calling (833) 834-4923 or visiting www.1wscapital.com. The prospectus should be read carefully before investing.

Net performance data are pre-tax, fund-level, net of operating expenses, management fees, and any applicable shareholder servicing and distribution fees charged to investors. ITD Net return is a linked monthly return. Actual returns experienced by an investor may vary due to these factors, among others.

1WS Credit Income Fund is distributed by ALPS Distributors, Inc. ALPS Distributors, Inc. is not affiliated with 1WS Capital Advisors, LLC or One William Street Capital Management, L.P.

Risk Disclosures

Past performance is not a guarantee of future results. There is no assurance that the Fund will meet its investment objective.

Limited liquidity is provided to shareholders only through the Fund's quarterly repurchase offers for no less than 5% of the Fund's shares outstanding at net asset value. There is no guarantee that shareholders will be able to sell all of the shares they desire to sell in a quarterly repurchase offer. The Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Fund and should be viewed as a long-term investment. The Fund's investments may be negatively affected by the broad investment environment in the real estate market, the debt market and/or the equity securities market. The value of the Fund's investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Fund's shares to increase or decrease. The Fund is "non-diversified" under the Investment Company Act of 1940 and, thus, changes in the financial condition or market value of a single issuer may cause a greater fluctuation in the Fund's net asset value than in a "diversified" fund. Diversification does not eliminate the risk of experiencing investment losses. The Fund is not intended to be a complete investment program. The Fund expects most of its investments to be in securities that are rated below investment grade or would be rated below investment grade if they were rated. Below investment grade instruments or "junk securities" are particularly susceptible to economic downturns compared to higher rated investments. While the Fund may employ hedging techniques to seek to minimize interest rate risk, there can be no assurance that it will engage in such techniques at any given time or that such techniques would be successful. As such, the Fund is subject to interest rate risk and may decline in value as interest rates rise. The Fund may use leverage to achieve its investment objective, which involves risks, including the increased likelihood of net asset value volatility and the increased risk that fluctuations in interest rates on borrowings will reduce the return to investors. In addition to the normal risks associated with investing, investing in international and emerging markets involves risk of capital loss from unfavorable fluctuations in currency values, differences in generally accepted accounting principles or from social, economic or political instability in other nations. The Fund may employ hedging techniques to seek to minimize foreign currency risk. There can be no assurance that it will engage in such techniques at any given time or that such techniques would be successful. The Fund may invest in derivatives, which, depending on market conditions and the type of derivative, are more volatile than other investments and could magnify the Fund's gains or losses. An investment in shares should be considered only by investors who can assess and bear the illiquidity and other risks associated with such an investment.

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Mortgage-backed and asset-backed securities are affected by interest rates, financial health of issuers/originators, creditworthiness of entities providing credit enhancements and the value of underlying assets. Fixed-income securities present issuer default risk. Prepayment and extension risk exists because a loan, bond or other investment may be called, prepaid or redeemed before maturity and similar yielding investments may not be available for purchase. Structured finance securities may present risks similar to those of the other types of debt obligations in which the Fund may invest and, in fact, such risks may be of greater significance in the case of structured finance securities. Investing in structured finance securities may be affected by a variety of factors, including priority in the capital structure of the issuer thereof, the availability of any credit enhancement, and the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans or other assets that are being securitized, among others. Market or other (e.g., interest rate) environments may adversely affect the liquidity of Fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. See the Fund's prospectus for information on these and other risks.

There can be no assurance that the Fund will achieve its investment objective. Many of the Fund's investments may be considered speculative and subject to increased risk. Neither One William Street Capital Management, LP nor 1WS Capital Advisors, LLC has managed a 1940-Act registered product prior to managing the fund. Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. The ability of the Fund to achieve its investment objective depends, in part, on the ability of the Adviser to allocate effectively the assets of the Fund among the various securities and investments in which the Fund invests. There can be no assurance that the actual allocations or investment selections will be effective in achieving the Fund's investment objective or delivering positive returns.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the portfolio manager disclaims any responsibility to update such views. The views expressed in this report reflect the current views of the portfolio manager as of April 30, 2023.

4	www.1wscapital.com

1WS Credit Income Fund	Management Commentary

April 30, 2023 (Unaudited)

There are limitations when comparing the 1WS Credit Income Fund to indices. Many open-end funds which track these indices offer daily liquidity, while closed-end interval funds offer liquidity on a periodic basis. Deteriorating general market conditions will reduce the value of stock securities. When interest rates rise, the value of bond securities tends to fall. Investing in lower-rated securities involves special risks in addition to the risks associated with investments in investment grade securities, including a high degree of credit risk. Lower-rated securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers/issues of lower-rated securities may be more complex than for issuers/issues of higher quality debt securities. There is a risk that issuers will not make payments, resulting in losses to the Fund. In addition, the credit quality of securities may be lowered if an issuer's financial condition changes. Assets and securities contained within indices are different than the assets and securities contained in the 1WS Credit Income Fund and will therefore have different risk and reward profiles. An investment cannot be made in an index, which is unmanaged and has returns that do not reflect any trading, management or other costs. Please see definitions for a description of the investment indexes selected.

Definitions

ABS: Asset-Backed Securities are instruments secured by financial, physical, and/or intangible assets (e.g., receivables or pools of receivables), and investments in any assets/instruments underlying the foregoing structured/secured obligations.

Basis Points (bps): A basis point is a common unit of measurement for interest rates and credit spreads and is equal to one hundredth of one percent.

Bloomberg U.S. Aggregate Bond Index: The index is a broad-based flagship benchmark that measures the investment grade, US dollardenominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency). Investors cannot invest directly in an index.

Capitalization Rate: The capitalization rate (also known as cap rate) is used in the world of commercial real estate to indicate the rate of return that is expected to be generated on a real estate investment property.

CLO: Collateralized Loan Obligations are instruments that represent debt and equity tranches of collateralized loan obligations and collateralized debt obligations.

CMBS: Commercial Mortgage-Backed Securities are fixed income instruments that are secured by mortgage loans on commercial real property.

CMBX: CMBX indices are synthetic tradable indices referencing a basket of 25 commercial mortgage-backed securities (CMBS).

Convexity: Convexity is a measure of the curvature, or the degree of the curve, in the relationship between bond prices and bond yields.

Credit Enhancement: Credit enhancement is a risk-reduction technique that provides protection, in the form of financial support, to cover losses under stressed scenarios.

ICE BofAML US High Yield Master II TR Index: The index tracks the performance of US dollar denominated below investment grade rated corporate debt publically issued in the US domestic market. Investors cannot invest directly in an index.

Interest Rate Hedges: Interest rate hedges include a variety of different products to help protect against interest rate risk. In principle, interest rate hedging products provide greater certainty over future loan repayments.

Loan-to-Value (LTV) Loan-to-value is a measure of the size of a loan relative to the value of an asset.

Mezzanine Tranche: A mezzanine tranche within a securitization lies in the middle of the capital structure, below the senior tranche and above the junior tranche (typically an unrated equity tranche).

Non-Dollar ABS: Non-Dollar Asset-Backed Securities are instruments secured by financial, physical, and/or intangible assets (e.g., receivables or pools of receivables), and investments in any assets/instruments underlying the foregoing structured/secured obligations outside of the U.S. Non-Dollar Asset-Backed Securities are denominated in currencies other than the U.S. Dollar.

Non-Dollar RMBS: Non-Dollar Residential Mortgage-Backed Securities are securities that may be secured by interests in a single residential mortgage loan or a pool of mortgage loans secured by residential property outside of the U.S. Non-Dollar Residential Mortgage-Backed Securities are denominated in currencies other than the U.S. Dollar.

RMBS: Residential Mortgage-Backed Securities are securities that may be secured by interests in a single residential mortgage loan or a pool of mortgage loans secured by residential property.

Risk-Adjusted: A risk-adjusted return is a calculation of the profit or potential profit from an investment that takes into account the degree of risk that must be accepted in order to achieve it. The risk is measured in comparison to that of a risk-free investment, usually U.S. Treasuries.

Risk Premia: Risk Premia is the investment return an asset is expected to yield in excess of the risk-free rate of return.

Semi-Annual Report | April 30, 2023	5

1WS Credit Income Fund	Consolidated Schedule of Investments

April 30, 2023 (Unaudited)

Description	Rate	Maturity Date(a)	Principal Amount	Fair Value
MORTGAGE-BACKED SECURITIES (62.88%)

Residential (37.47%)
ACE Securities Corp. Home Equity Loan Trust, Series 2006-OP2, Class M1(b)	1M US L + 0.375%	08/25/36	$657,634	$473,826
Alternative Loan Trust, Series 2007-21CB, Class 2A2(b)	28.40% - 1M US L	09/25/37	34,610	35,963
Alternative Loan Trust, Series 2007-21CB, Class 2A3(b)	1M US L + 0.50%	09/25/37	1,020,688	327,845
Alternative Loan Trust, Series 2007-21CB, Class 2A4(b)(c)	5.60% - 1M US L	09/25/37	943,480	109,821
Ameriquest Mortgage Securities Trust, Series 2006-R1, Class M4(b)	1M US L + 0.84%	03/25/36	705,272	710,632
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through, Series 2005-R6, Class M6(b)	1M US L + 1.725%	08/25/35	607,897	489,782
APS Resecuritization Trust, Series 2014-1, Class 1M(b)(d)	1.46%	08/28/54	2,277,304	573,425
Argent Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2005-W5, Class M1(b)	1M US L + 0.69%	01/25/36	521,228	439,604
Asset Backed Securities Corp. Home Equity Loan Trust Series OOMC, Series 2006-HE3, Class M1(b)	1M US L + 0.45%	03/25/36	633,275	506,936
Atlas Funding PLC, Series 2023-1, Class F(b)	N/A	01/20/61	£402,000	506,479
Banc of America Funding , Series 2007-5, Class CA8(b)(c)	5.35% - 1M US L	07/25/37	$2,507,805	231,470
Bear Stearns Mortgage Funding Trust, Series 2006-AR1, Class 1A2(b)(e)	1M US L + 0.50%	07/25/36	291,010	322,032
Bear Stearns Mortgage Funding Trust, Series 2006-AR5, Class 2A2(b)(e)	1M US L + 0.23%	01/25/37	806,912	775,362
Bellemeade Re, Ltd., Series 2021-1A, Class M2(b)(d)(e)	30D US SOFR + 4.85%	03/25/31	797,000	810,947
Carrington Mortgage Loan Trust, Series 2007-FRE1, Class M1(b)	1M US L + 0.50%	02/25/37	665,564	497,110
Castell PLC, Series 2023-1, Class G(b)	N/A	10/25/26	£399,000	502,699
CIT Mortgage Loan Trust, Series 2007-1, Class 1M2(b)(d)(e)	1M US L + 1.75%	10/25/37	$807,000	661,336
Connecticut Avenue Securities Trust, Series 2022-R04, Class 1B1(b)(d)	30D US SOFR + 5.25%	03/25/42	500,000	508,150
Connecticut Avenue Securities Trust, Series 2022-R05, Class 2B1(b)(d)	30D US SOFR + 4.50%	04/25/42	338,000	335,059
Connecticut Avenue Securities Trust, Series 2023-R02, Class 1B1(b)(d)	30D US SOFR + 5.55%	01/25/43	500,000	507,500
Connecticut Avenue Securities Trust, Series 2023-R03, Class 2B1(b)(d)	30D US SOFR + 6.35%	04/25/43	500,000	512,200
Countrywide Alternative Loan Trust, Series 2005-64CB, Class 1A17	5.50%	12/25/35	171,412	110,372
CWABS Asset-Backed Certificates Trust, Series 2005-2, Class M6(b)	1M US L + 2.03%	08/25/35	530,405	450,155
CWABS Asset-Backed Certificates Trust 2006-11, Series 2006-12, Class M1(b)	1M US L + 0.45%	12/25/36	657,289	560,799
Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-OA4, Class 2A2(b)	1M US L + 0.64%	08/25/47	529,964	399,699
Domi BV, Series 2020-1, Class F(b)(e)	3M EUR L + 6.50%	04/15/52	€500,000	541,090
Domi BV, Series 2020-1, Class X2(b)(e)	3M EUR L + 6.75%	04/15/52	500,000	543,349
Domi BV, Series 2021-1, Class E(b)	3M EUR L + 6.50%	06/15/26	704,000	711,509
Domi BV, Series 2021-1, Class X2(b)	3M EUR L + 6.50%	06/15/26	411,000	444,006
Eagle RE, Ltd., Series 2021-1, Class M2(b)(d)(e)	30D US SOFR + 4.45%	10/25/33	$1,393,000	1,423,367
Fieldstone Mortgage Investment Trust, Series 2005-3, Class M2(b)	1M US L + 0.675%	02/25/36	1,626,000	461,784
Finance Ireland Rmbs, Series 3, Class F(b)	3M EUR L + 4.23%	06/24/61	€420,000	451,137
Finsbury Square 2021-2 PLC, Series 2021-2X, Class G(b)	3M SONIA IR + 5.25%	12/16/71	£371,000	435,250
First Franklin Mortgage Loan Trust, Series 2005-FF12, Class M3(b)(e)	1M US L + 0.75%	11/25/36	$1,949,367	1,275,276
First Franklin Mortgage Loan Trust, Series 2006-FFH1, Class M2(b)	1M US L + 0.60%	01/25/36	536,036	484,630
Freddie Mac STACR REMIC Trust, Series 2021-HQA4, Class B1(b)(d)	30D US SOFR + 3.75%	12/25/41	588,000	552,720
Freddie Mac STACR REMIC Trust, Series 2022-DNA2, Class M2(b)(d)(e)	30D US SOFR + 3.75%	02/25/42	714,000	700,577
Freddie Mac STACR REMIC Trust, Series 2022-DNA3, Class B1(b)(d)	30D US SOFR + 5.65%	04/25/42	563,000	560,917
Freddie Mac STACR REMIC Trust, Series 2022-DNA6, Class M2(b)(d)(e)	30D US SOFR + 5.75%	09/25/42	450,000	469,710
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2023-DNA2, Class B1(b)(d)	30D US SOFR + 7.60%	04/25/43	955,000	966,937

See Notes to Consolidated Financial Statements.

6	www.1wscapital.com

1WS Credit Income Fund	Consolidated Schedule of Investments

April 30, 2023 (Unaudited)

Description	Rate	Maturity Date(a)	Principal Amount	Fair Value
MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2023-DNA2, Class M2(b)(d)	30D US SOFR + 5.70%	04/25/43	$830,000	$846,102
Fremont Home Loan Trust, Series 2004-C, Class M3(b)	1M US L + 1.73%	08/25/34	170	781
FT Rmbs Miravet, Series 2023-1, Class E(b)(e)	3M EUR L + 3.00%	11/26/66	€600,000	558,467
FT Rmbs Miravet, Series 2023-1, Class F(b)(e)	3M EUR L + 4.00%	11/26/66	600,000	539,162
GSAA Home Equity Trust, Series 2007-8, Class A4(b)	1M US L + 1.20%	08/25/37	$547,743	286,141
Home Equity Mortgage Loan Asset-Backed Trust Series INABS, Series 2005-D, Class M2(b)	1M US L + 0.705%	03/25/36	455,840	308,923
Home Equity Mortgage Loan Asset-Backed Trust Series INABS, Series 2006-A, Class M1(b)(e)	1M US L + 0.60%	03/25/36	787,460	557,600
Home Equity Mortgage Loan Asset-Backed Trust Series INABS, Series 2006-C, Class M1(b)(e)	1M US L + 0.435%	08/25/36	543,574	515,254
Home RE, Ltd., Series 2021-1, Class B1(b)(d)	1M US L + 3.65%	07/25/33	521,000	496,357
Home RE, Ltd., Series 2022-1, Class M1C(b)(d)	30D US SOFR + 5.50%	10/25/34	650,000	639,340
JP Morgan Mortgage Acquisition Corp., Series 2005-OPT2, Class M7(b)	1M US L + 2.48%	12/25/35	231,041	193,935
JP Morgan Mortgage Acquisition Corp., Series 2006-FRE2, Class M3(b)	1M US L + 0.56%	02/25/36	882,592	588,513
JP Morgan Mortgage Acquisition Trust, Series 2006-HE2, Class M2(b)	1M US L + 0.48%	07/25/36	1,090,845	1,054,411
Lansdowne Mortgage Securities No 1 PLC, Series 2006-1, Class M2(b)(e)	3M EUR L + 0.84%	06/15/45	€500,000	359,221
Lehman Mortgage Trust, Series 2006-9, Class 1A5(b)(e)	1M US L + 0.60%	01/25/37	$705,800	402,589
Lehman Mortgage Trust, Series 2007-5, Class 6A1(b)	1M US L + 0.32%	10/25/36	713,038	318,799
Miravet Sarl - Compartment, Series 2019-1, Class E(b)(e)	3M EUR L + 3.00%	05/26/65	€500,000	508,749
Miravet Sarl - Compartment, Series 2020-1, Class E(b)(e)	3M EUR L + 4.00%	05/26/65	1,000,000	1,037,443
Nationstar Home Equity Loan Trust, Series 2007-B, Class M2(b)	1M US L + 0.47%	04/25/37	$1,138,649	1,107,108
Oaktown Re VI, Ltd., Series 2021-1A, Class M1C(b)(d)	30D US SOFR + 3.00%	10/25/33	520,000	508,976
Oaktown Re VII, Ltd., Series 2021-2, Class M1B(b)(d)	30D US SOFR + 2.90%	04/25/34	562,000	543,623
Ownit Mortgage Loan Trust, Series 2005-4, Class M1(b)(e)	1M US L + 0.83%	08/25/36	1,062,701	907,865
Parkmore Point RMBS 2022-1 PLC, Series 2022-1X, Class D(b)(e)	SONIA IR + 3.50%	07/25/45	£440,000	525,047
Polaris PLC, Series 2021-1, Class X2(b)	3M SONIA IR + 5.00%	12/23/58	53,933	68,200
Polaris PLC, Series 2022-1, Class X2(b)	3M SONIA IR + 5.89%	10/23/59	326,846	413,024
Polaris PLC, Series 2022-2, Class E(b)	SONIA IR + 5.75%	05/23/59	795,579	971,453
Popular ABS Mortgage Pass-Through Trust, Series 2005-5, Class MF1(f)	3.49%	11/25/35	$399,373	275,927
Popular ABS Mortgage Pass-Through Trust, Series 2005-D, Class M1(e)(f)	3.52%	01/25/36	389,846	314,528
Residential Accredit Loans, Inc., Series 2006-Q05, Class 1A2(b)(e)	1M US L + 0.19%	05/25/46	894,289	1,045,960
Residential Accredit Loans, Inc., Series 2006-QS9, Class 1A16(b)(e)	1M US L + 0.65%	07/25/36	454,089	323,902
Residential Accredit Loans, Inc., Series 2006-QS9, Class 1A5(b)(e)	1M US L + 0.70%	07/25/36	669,451	489,838
Residential Asset Securitization Trust, Series 2005-A15, Class 2A10(b)	1M US L + 0.45%	02/25/36	1,379,654	428,107
Residential Mortgage Securities 32 PLC, Series 2020-32X, Class F1(b)(e)	3M SONIA IR + 6.50%	06/20/70	£500,000	636,986
Soundview Home Loan Trust, Series 2005-OPT4, Class M2(b)(e)	1M US L + 0.83%	12/25/35	$1,728,930	1,389,368
Soundview Home Loan Trust, Series 2006-OPT2, Class M1(b)	1M US L + 0.45%	05/25/36	626,038	459,825
Stratton Mortgage Funding, Series 2021-2X, Class X(e)	3M SONIA IR + 4.00%	07/20/60	£228,916	289,044
Stratton Mortgage Funding PLC, Series 2021-3, Class X2(b)	3M SONIA IR + 3.50%	06/12/24	19,638	24,581
Structured Asset Investment Loan Trust, Series 2005-8, Class M2(b)(e)	1M US L + 0.75%	10/25/35	$990,309	777,689
Structured Asset Investment Loan Trust, Series 2005-9, Class M2(b)(e)	1M US L + 0.68%	11/25/35	1,271,693	1,083,356
Structured Asset Investment Loan Trust, Series 2006-BNC3, Class A4(b)(e)	1M US L + 0.31%	09/25/36	1,907,568	1,020,549
SYON, Series 2020-2, Class E	6.27%	12/17/27	£1,032,986	1,309,505
Twin Bridges PLC, Series 2021-1, Class X2(b)	3M SONIA IR + 5.00%	03/12/26	300,510	377,742
Twin Bridges PLC, Series 2021-2, Class X2(b)	SONIA IR + 4.40%	09/12/26	459,000	566,583
Twin Bridges PLC, Series 2022-1, Class X2	3M SONIA IR + 5.00%	06/12/27	377,000	460,815

See Notes to Consolidated Financial Statements.

Semi-Annual Report | April 30, 2023	7

1WS Credit Income Fund	Consolidated Schedule of Investments

April 30, 2023 (Unaudited)

Description	Rate	Maturity Date(a)	Principal Amount	Fair Value
MORTGAGE-BACKED SECURITIES (continued)
Twin Bridges PLC, Series 2022-2, Class E(b)	SONIA IR + 5.50%	12/12/25	£241,000	$293,882
WaMu Mortgage Pass-Through Certificates, Series 2006-AR3, Class A1C(b)	12M US FED + 1.00%	02/25/46	$317,563	357,671
Total Residential Mortgage Backed Securities				$47,564,403

Commercial (25.41%)
Atrium Hotel Portfolio Trust, Series 2018-ATRM, Class E(b)(d)(e)	1M US L + 3.40%	06/15/35	1,000,000	916,600
Atrium Hotel Portfolio Trust, Series 2018-ATRM, Class F(b)(d)	1M US L + 4.00%	06/15/35	1,194,000	1,121,524
BAMLL Commercial Mortgage Securities Trust, Series 2021-JACX, Class F(b)(d)(e)	1M US L + 5.00%	09/15/23	2,500,000	2,246,000
BBCMS Mortgage Trust, Series 2021-AGW, Class F(b)(d)(e)	1M US L + 4.00%	06/15/26	2,000,000	1,658,600
BFLD, Series 2019-DPLO, Class E(b)(d)(e)	1M US SOFR + 2.35%	10/15/34	2,000,000	1,979,600
BFLD Trust, Series 2021-FPM, Class D(b)(d)(e)	1M US L + 4.65%	06/15/26	500,000	468,700
BPR Trust, Series 2021-WILL, Class C(b)(d)(e)	1M US L + 4.00%	06/15/23	500,000	476,250
BPR Trust, Series 2021-WILL, Class E(b)(d)(e)	1M US L + 6.75%	06/15/23	500,000	471,100
Citigroup Commercial Mortgage Trust, Series 2013-GC17, Class D(b)(d)(e)	5.26%	11/10/23	2,000,000	1,881,000
Citigroup Commercial Mortgage Trust, Series 2014-GC25, Class E(d)(e)	3.30%	10/10/24	564,000	387,355
Citigroup Commercial Mortgage Trust, Series 2016-C1, Class E(b)(d)(e)	5.11%	05/10/26	1,364,000	1,064,875
COMM 2014-CCRE18 Mortgage Trust, Series 2014-CR18, Class E(d)(e)	3.60%	07/15/24	1,000,000	821,900
CSMC, Series 2020-FACT, Class D(b)(d)(e)	1M US L + 3.71%	10/15/25	500,000	460,700
CSMC, Series 2020-FACT, Class E(b)(d)(e)	1M US L + 4.862%	10/15/25	534,000	481,721
Great Wolf Trust, Series 2019-WOLF, Class E(b)(d)	1M US SOFR + 2.85%	12/15/24	526,000	509,536
GS Mortgage Securities Corp. Trust, Series 2020-DUNE, Class G(b)(d)	1M US L + 4.00%	12/15/36	839,000	756,443
GS Mortgage Securities Corp. Trust, Series 2021-ROSS, Class C(b)(d)(e)	1M US L + 2.00%	05/15/23	567,000	502,702
HPLY Trust, Series 2019-HIT, Class F(b)(d)(e)	1M US L + 3.15%	11/15/36	880,535	836,684
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2017-FL11, Class E(b)(d)	1M US L + 4.02%	10/15/32	134,545	134,841
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-BKWD, Class D(b)(d)	1M US L + 2.10%	09/15/29	500,000	446,050
JPMBB Commercial Mortgage Securities Trust, Series 2013-C15, Class F(d)	3.59%	10/15/23	1,098,000	962,397
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C14, Class E(b)(d)(e)	5.23%	02/15/24	682,000	647,150
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C14, Class F(d)(e)	3.71%	02/15/24	500,000	455,750
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C25, Class E(b)(d)(e)	4.67%	09/15/25	660,000	532,092
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C25, Class G(b)(d)(e)	4.67%	09/15/30	1,447,795	715,500
Morgan Stanley Capital I Trust, Series 2017-ASHF, Class E(b)(d)	1M US L + 3.275%	11/15/34	500,000	466,800
Morgan Stanley Capital I Trust, Series 2018-H3, Class D(d)(e)	3.00%	06/15/28	1,000,000	659,400
Natixis Commercial Mortgage Securities Trust, Series 2019-FAME, Class C(b)(d)(e)	4.39%	08/15/24	679,000	628,347
Natixis Commercial Mortgage Securities Trust, Series 2019-FAME, Class D(b)(d)(e)	4.54%	08/15/24	378,000	335,286
SMR Mortgage Trust, Series 2022-IND, Class E(b)(d)(e)	1M US SOFR + 5.00%	02/15/24	927,725	848,682
SMR Mortgage Trust, Series 2022-IND, Class F(b)(d)(e)	1M US SOFR + 6.00%	02/15/24	467,573	419,320
Taubman Centers Commercial Mortgage Trust, Series 2022-DPM, Class C(b)(d)	1M US SOFR + 3.777%	05/15/24	500,000	465,600
TYLERPREF(g)	13.50%	12/29/25	2,023,340	2,023,340

See Notes to Consolidated Financial Statements.

8	www.1wscapital.com

1WS Credit Income Fund	Consolidated Schedule of Investments

April 30, 2023 (Unaudited)

Description	Rate	Maturity Date(a)	Principal Amount	Fair Value
MORTGAGE-BACKED SECURITIES (continued)
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS3, Class E(d)(e)	3.15%	09/15/57	$1,311,000	$1,028,086
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS3, Class F(d)(e)	3.15%	09/15/57	489,500	368,006
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS3, Class G(d)(e)	3.15%	09/15/57	814,500	584,730
Wells Fargo Commercial Mortgage Trust, Series 2022-ONL, Class E(b)(d)(e)	5.09%	02/15/27	536,000	427,085
Wells Fargo Commercial Mortgage Trust, Series 2022-ONL, Class F(b)(d)(e)	5.09%	02/15/27	559,000	440,380
WFRBS Commercial Mortgage Trust, Series 2013-C11, Class E(b)(d)(e)	4.19%	03/15/45	542,000	397,665
WFRBS Commercial Mortgage Trust, Series 2013-C17, Class E(d)(e)	3.50%	12/15/46	249,000	223,154
Wilmot Plaza Mezz Loan, Class F(g)	11.15%	10/01/31	2,000,000	2,000,000
Total Commercial Mortgage Backed Securities				$32,250,951

TOTAL MORTGAGE-BACKED SECURITIES (Cost $81,492,174)				$79,815,354

ASSET-BACKED SECURITIES (50.86%)
ACM Auto Trust 2023-1, Series 2023-1A, Class D(d)(e)	12.58%	01/22/30	1,250,000	1,240,750
Ares Lusitani-STC SA / Pelican Finance 2, Series 2021-2, Class E(b)	6.40%	01/25/35	€248,464	248,869
Auto Abs Spanish Loans Fondo Titulizacion, Series 2022-1, Class D(b)	1M EUR L + 4.25%	02/28/30	900,135	971,033
Autonoria Spain 2021 FT, Series 2021-SP, Class G(b)	5.25%	01/31/39	508,765	502,980
Autonoria Spain 2022 FT, Series 2022-SP, Class E(b)	1M EUR L + 7.00%	01/29/40	488,998	549,283
Azure Finance NO 2 PLC, Series 2020-2, Class F(b)	SONIA IR + 7.00%	07/20/30	£633,000	776,752
BL Consumer Credit 2021, Series 2021-1, Class E(b)(e)	1M EUR L + 2.85%	09/25/38	€482,000	520,230
BL Consumer Credit 2021, Series 2021-1, Class G	5.80%	09/25/38	561,000	580,027
Brignole Co. 2021 SRL, Series 2021-2021, Class F(b)	1M EUR L + 5.90%	07/24/36	424,000	453,612
CarNow Auto Receivables Trust 2023-1, Series 2023-1A, Class E(d)	12.04%	01/16/26	$423,000	412,340
CFG Investments, Ltd., Series 2021-1, Class A(d)(e)	4.70%	05/20/32	2,089,000	2,046,802
CFG Investments, Ltd., Series 2021-1, Class B(d)(e)	5.82%	10/20/25	2,065,000	2,029,069
CFG Investments, Ltd., Series 2021-1, Class C(d)(e)	7.48%	05/20/26	1,499,000	1,500,799
Conn's Receivables Funding LLC, Series 2022-A, Class B(d)(e)	9.52%	06/15/24	663,000	663,795
Conn's Receivables Funding LLC, Series 2022-A, Class C(d)	N/A(h)	06/15/24	398,000	326,440
CPS Auto Receivables Trust, Series 2022-C, Class E(d)	9.08%	09/15/26	700,000	674,030
CPS Auto Receivables Trust, Series 2022-D, Class E(d)	12.12%	11/16/26	1,156,000	1,201,778
CPS Auto Receivables Trust, Series 2023-A, Class E(d)(e)	10.59%	02/16/27	1,400,000	1,405,320
Credito Real USA Auto Receivables Trust 2021-1, Series 2021-1A, Class C(d)	4.37%	06/17/24	1,108,000	1,002,408
Dowson PLC, Series 2021-1, Class F(b)	1M SONIA IR + 6.45%	03/20/28	£463,000	577,514
Dowson PLC, Series 2021-2, Class F(b)	SONIA IR + 5.30%	10/20/24	561,000	667,531
Dowson PLC, Series 2022-1, Class E(b)	SONIA IR + 4.80%	05/20/25	381,000	471,737
Dowson PLC, Series 2022-2, Class E(b)	SONIA IR + 8.00%	05/20/25	651,000	827,556
E-Carat 11 PLC, Series 2020-11, Class G(e)	1M SONIA IR + 5.00%	01/18/24	99,679	123,831
Exeter Automobile Receivables Trust 2022-1, Series 2022-1A, Class E(d)(e)	5.02%	10/15/26	$1,070,000	904,471
Exeter Automobile Receivables Trust 2022-4, Series 2022-4A, Class E(d)(e)	8.23%	03/15/30	2,629,000	2,341,650
Exeter Automobile Receivables Trust 2022-5, Series 2022-5A, Class E(d)	10.45%	06/15/27	1,507,000	1,436,472
Exeter Automobile Receivables Trust 2023-1, Series 2023-1A, Class E(d)(e)	12.07%	10/15/27	892,000	899,136
FCT Autonoria DE 2023, Series 2023-DE, Class F(b)	1M EUR L + 7.50%	01/26/43	€500,000	552,825
FCT Autonoria DE 2023, Series 2023-DE, Class G(b)	1M EUR L + 10.50%	01/26/43	500,000	554,809

See Notes to Consolidated Financial Statements.

Semi-Annual Report | April 30, 2023	9

1WS Credit Income Fund	Consolidated Schedule of Investments

April 30, 2023 (Unaudited)

Description	Rate	Maturity Date(a)	Principal Amount		Fair Value
ASSET-BACKED SECURITIES (continued)
FCT Noria 2021, Series 2021-1, Class G	5.95%	10/25/49		€963,770	$980,953
FCT Pixel 2021, Series 2021-1, Class G	5.50%	02/25/38		351,023	354,961
Flagship Credit Auto Trust, Series 2021-1, Class R(d)(g)	N/A(h)	04/17/28		$2,740	385,410
Flagship Credit Auto Trust, Series 2022-2, Class E(d)(e)	8.20%	12/15/26		1,316,000	1,170,187
Flagship Credit Auto Trust, Series 2022-4, Class E(d)	12.66%	06/15/27		1,016,000	1,054,913
Fortuna Consumer Loan ABS 2021 DAC, Series 2021-2021, Class E(b)	1M EUR L + 3.50%	10/18/30		€500,000	538,886
FTA Santander Consumer Spain Auto, Series 2022-1, Class E(b)	3M EUR L + 12.00%	09/20/38		500,000	554,258
FTA Santander Consumo 4, Series 2021-4, Class E	4.90%	09/18/32		418,094	428,405
FTA Santander Consumo 4, Series 2021-4, Class F	6.50%	09/18/32		100,000	109,562
GLS Auto Receivables Issuer Trust 2019-1, Series 2019-1A, Class CERT(d)(g)	N/A(h)	12/15/25		$1,645	151,630
GLS Auto Receivables Issuer Trust 2019-2, Series 2019-2A, Class R(d)(g)	N/A(h)	02/17/26		1,091	158,761
GLS Auto Receivables Issuer Trust 2019-3, Series 2019-3A, Class R(d)(g)	N/A(h)	08/15/23		882	150,822
GLS Auto Receivables Issuer Trust 2019-4, Series 2019-4A, Class R(d)(g)	N/A(h)	08/17/26		941	147,212
GLS Auto Receivables Trust 2018-3, Series 2018-3A, Class R(d)(g)	N/A(h)	08/15/25		1,656	153,754
Golden Bar Securitisation Srl, Series 2019-1, Class C	8.25%	07/20/39		€469,359	490,191
Golden Bar Securitisation Srl, Series 2021-1, Class E(e)	2.75%	09/22/41		480,827	475,254
Hertz Vehicle Financing LLC, Series 2021-1A, Class D(d)(e)	3.98%	12/26/25		$5,000,000	4,620,500
KeyCorp Student Loan Trust, Series 2006-A, Class 2C(b)(e)	3M US L + 1.15%	03/27/42		2,000,000	1,585,400
Lendingpoint Asset Securitization Trust, Series 2022-B, Class C(d)	8.45%	02/17/26		517,000	439,967
Marlette Funding Trust 2021-2, Series 2021-2A, Class R(d)(g)	N/A(h)	02/15/26		1,296	138,525
Mercury Financial Credit Card Master Trust, Series 2023-1A, Class B(d)(e)	9.59%	03/20/25		500,000	498,500
Metro Finance , Series 2023-1, Class E(b)	1M BBSW + 7.00%	02/18/29	AUD	740,000	490,882
Metro Finance , Series 2023-1, Class F(b)	1M BBSW + 8.75%	02/18/29		480,000	318,410
National Collegiate Student Loan Trust, Series 2005-3, Class B(b)(e)	1M US L + 0.50%	07/27/37		$2,547,000	1,830,784
Navient Private Education Refi Loan Trust 2021-B, Series 2021-BA, Class R(d)(g)	N/A(h)	07/15/69		830	407,406
Navient Private Education Refi Loan Trust 2021-B, Series 2021-BA, Class R(d)(g)	N/A(h)	07/15/69		2,865	1,406,287
Newday Funding Master Issuer PLC - Series 2021-1, Series 2021-1X, Class E(b)	SONIA IR + 4.05%	03/15/24		£452,000	551,750
NOW Trust, Series 2021-1, Class F(b)(e)	1M BBSW + 6.40%	06/14/29	AUD	383,062	253,092
Pagaya AI Debt Selection Trust, Series 2020-3, Class CERT(b)(c)(d)(g)	N/A(h)	05/17/27		$510,470	60,451
Pagaya AI Debt Selection Trust, Series 2021-1, Class B(d)(e)	2.13%	11/15/27		534,780	517,292
Pagaya AI Debt Trust, Series 2023-1, Class B(d)(e)	9.44%	07/15/30		678,000	683,831
Pagaya AI Debt Trust, Series 2023-3, Class B(d)	9.57%	12/16/30		500,000	502,400
Pavillion Point of Sale 2021-1, Ltd., Series 2022-1, Class F(b)	SONIA IR + 4.30%	12/30/31		£394,000	476,395
PBD Germany Auto Lease Master SA - Compartment 2021-1, Series 2021-GE2, Class E(b)(e)	1M EUR L + 3.50%	11/26/30		€655,442	711,545
PBD Germany Auto Lease Master SA - Compartment 2021-1, Series 2021-GE2, Class F(b)	1M EUR L + 4.50%	11/26/30		327,721	355,375
PBD Germany Auto Lease Master SA - Compartment 2021-1, Series 2021-GE2, Class G	6.50%	11/26/30		213,333	230,489
Reach Financial LLC(g)(i)	9.00%	12/31/49		$318,990	318,990
Research-Driven Pagaya Motor Asset Trust VII, Series 2022-3A, Class C(d)(e)	10.04%	11/25/30		999,675	953,191
SAFCO Mezz WH 2021(g)(i)	9.00%	06/17/26		903,918	903,918
Satus PLC, Series 2021-1, Class F(b)	1M SONIA IR + 5.40%	08/17/28		£600,000	706,849
SC Germany SA Compartment Consumer, Series 2020-1, Class F(b)	1M EUR L + 5.30%	11/14/31		€470,165	505,021

See Notes to Consolidated Financial Statements.

10	www.1wscapital.com

1WS Credit Income Fund	Consolidated Schedule of Investments

April 30, 2023 (Unaudited)

Description	Rate	Maturity Date(a)	Principal Amount		Fair Value
ASSET-BACKED SECURITIES (continued)
SCF Rahoituspalvelut X DAC, Series 2021-10, Class D	5.35%	10/25/31		€400,000	$397,699
SoFi Professional Loan Program, Series 2020-A, Class R1(d)(g)	N/A(h)	05/15/46		$14,661	375,233
Sofi Professional Loan Program , Series 2018-D, Class R1(d)(g)	N/A(h)	02/25/48		21,839	200,255
SoFi Professional Loan Program , Series 2020-B, Class R1(d)(g)	N/A(h)	05/15/46		10,000	351,045
SoFi Professional Loan Program , Series 2021-A, Class R1(d)(g)	N/A(h)	08/17/43		35,142	518,567
SoFi Professional Loan Program , Series 2021-B, Class R1(d)(g)	N/A(h)	02/15/47		14,625	592,591
SoFi Professional Loan Program LLC, Series 2017-D, Class R1(d)(g)	N/A(h)	09/25/40		16,181	187,723
SoFi Professional Loan Program LLC, Series 2019-A, Class R1(d)(g)	N/A(h)	06/15/48		32,016	261,518
TAGUS - Sociedade de Titularizacao de Creditos SA/Silk Finance No 5, Series 2020-5, Class D	7.25%	02/25/35		€382,543	391,008
TAGUS - Sociedade de Titularizacao de Creditos SA/Ulisses Finance No. 2, Series 2021-2, Class F(b)	1M EUR L + 5.49%	09/23/38		337,813	348,265
TAGUS - Sociedade de Titularizacao de Creditos SA/Ulisses Finance No. 2, Series 2021-2, Class G(b)	1M EUR L + 5.00%	09/23/38		20,000	22,188
Theorem Funding Trust 2022-1, Series 2022-1A, Class B(d)	3.10%	02/15/28		$507,000	479,723
Theorem Funding Trust 2022-3, Series 2022-3A, Class B(d)(e)	8.95%	04/15/29		247,000	255,200
United Auto Credit Securitization Trust, Series 2022-1, Class E(d)(e)	5.00%	12/10/25		1,037,000	924,174
United Auto Credit Securitization Trust, Series 2022-2, Class E(d)(e)	10.00%	08/10/26		475,000	423,938
Upstart Pass-Through Trust, Series 2020-ST2, Class CERT(d)(g)	N/A(h)	03/20/28		5,000,000	686,457
Upstart Pass-Through Trust, Series 2020-ST4, Class CERT(d)(g)	N/A(h)	11/20/26		1,000,000	217,943
Upstart Pass-Through Trust, Series 2021-ST10, Class CERT(d)(g)	N/A(h)	01/20/30		300,000	107,299
Upstart Pass-Through Trust, Series 2022-ST1, Class CERT(d)(g)	N/A(h)	03/20/30		539,000	184,635
Upstart Pass-Through Trust Series, Series 2022-ST2, Class CERT(d)(g)	N/A(h)	04/20/30		500,000	168,756
Upstart Securitization Trust, Series 2022-1, Class C(d)	5.71%	09/20/26		500,000	394,400
Upstart Securitization Trust, Series 2023-1, Class C(d)	11.10%	01/20/27		1,251,000	1,241,492
Upstart Structured Pass-Through Trust, Series 2022-1A, Class CERT(d)(g)	N/A(h)	04/15/30		608	425,729
Upstart Structured Pass-Through Trust, Series 2022-4A, Class B(d)(e)	8.54%	11/15/30		502,000	501,398
USASF Receivables LLC, Series 2021-1A, Class D(d)	4.36%	03/15/27		1,125,000	1,015,087
Zip Master Trust, Series 2021-1, Class D(b)	1M BBSW + 3.70%	04/10/24	AUD	500,000	324,729
Zip Master Trust, Series 2021-1, Class E(b)	1M BBSW + 5.70%	04/10/24		500,000	326,416

TOTAL ASSET-BACKED SECURITIES (Cost $70,670,566)					$64,559,726

COLLATERALIZED LOAN OBLIGATIONS (9.04%)(b)
AIG CLO 2019-2, Ltd., Series 2021-2A, Class ER(d)	3M US L + 6.40%	10/25/33		$500,000	$460,800
ARES XLIV CLO, Ltd., Series 2017-44A, Class SUB(d)(g)	N/A(h)	04/15/34		1,308,000	398,940
Barings CLO, Ltd. 2018-IV, Series 2018-4A, Class D(d)(e)	3M US L + 2.90%	10/15/30		1,000,000	939,300
Battalion Clo XV, Ltd., Series 2020-15A, Class SUB(d)(g)	N/A(h)	01/17/33		613,000	367,800
Buttermilk Park CLO, Ltd., Series 2018-1A, Class INC(d)(g)	N/A(h)	10/15/31		871,000	313,560
Elevation CLO 2017-8, Ltd., Series 2021-8A, Class A1R2(d)	3M US L + 0.95%	10/25/30		1,541,761	1,522,181
Flatiron Clo 17, Ltd., Series 2021-1A, Class DR(d)(e)	3M US L + 3.05%	05/15/30		512,000	495,155
Generate CLO 3, Ltd., Series 2017-3A, Class ER(d)(e)	3M US L + 6.40%	10/20/29		250,000	241,700
Jamestown CLO II, Ltd., Series 2018-2A, Class CR(d)	3M US L + 2.75%	04/22/30		516,000	516,000
Marble Point CLO XII, Ltd., Series 2018-1A, Class C(d)	3M US L + 1.85%	07/16/31		500,000	460,400
Mountain View CLO X, Ltd., Series 2015-10A, Class E(d)(e)	3M US L + 4.85%	10/13/27		799,000	797,562
OHA Credit Partners XV, Ltd., Series 2017-15A, Class E(d)(e)	3M US L + 5.30%	01/20/30		500,000	460,500
Palmer Square Loan Funding 2021-4, Ltd., Series 2021-4A, Class D(d)	3M US L + 5.00%	10/15/29		500,000	457,550
RR 2, Ltd., Series 2017-2A, Class SUB(d)(g)	N/A(h)	10/15/17		1,426,000	926,900
Shackleton CLO, Ltd., Series 2017-8A, Class ER(d)	3M US L + 5.34%	10/20/27		1,000,000	935,700

See Notes to Consolidated Financial Statements.

Semi-Annual Report | April 30, 2023	11

1WS Credit Income Fund	Consolidated Schedule of Investments

April 30, 2023 (Unaudited)

Description	Rate	Maturity Date(a)	Principal Amount	Fair Value
COLLATERALIZED LOAN OBLIGATIONS (continued)
Signal Peak CLO 6, Ltd., Series 2018-6A, Class SUB(d)(g)	N/A(h)	07/28/31	$1,000,000	$350,000
Symphony CLO XVII, Ltd., Series 2018-17A, Class ER(d)(e)	3M US L + 5.55%	04/15/28	1,305,560	1,282,060
Taberna Preferred Funding II, Ltd., Series 2005-2A, Class B(d)	3M US L + 0.90%	11/05/35	529,000	95,220
Taberna Preferred Funding, Ltd., Series 2005-3X, Class B1(j)	3M US L + 0.80%	02/05/36	706,000	176,500
TICP CLO IX, Ltd., Series 2018-9A, Class E(d)	3M US L + 5.60%	01/20/31	313,768	283,395

TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $12,478,122)				$11,481,223

	Shares	Fair Value
PREFERRED STOCKS (0.41%)(b)(k)
New York Mortgage Trust, Inc., Series D	8,071	$162,146
New York Mortgage Trust, Inc., Series E	17,808	366,845

TOTAL PREFERRED STOCKS (Cost $482,862)		$528,991

	7-Day Yield	Shares	Fair Value
MONEY MARKET FUNDS (9.23%)
BlackRock Liquidity Funds T-Fund	4.71%	7,834,988	$7,834,988
BlackRock Liquidity Funds Treasury Trust Fund Portfolio	4.55%	1,605,967	1,605,967
BNY Mellon U.S. Treasury Fund, Institutional Class	4.65%	2,274,787	2,274,787

TOTAL MONEY MARKET FUNDS (Cost $11,715,742)			$11,715,742

Fair Value
TOTAL INVESTMENTS (132.42%) (Cost $176,839,466)	$168,101,036

Liabilities in Excess of Other Assets (-32.42%)(l)	(41,159,168)
NET ASSETS (100.00%)	$126,941,868

Percentages above are stated as a percentage of net assets as of April 30, 2023

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

EURIBOR - Euro Interbank Offered Rate

SONIA IR - Sterling Over Night Index Average

BBSW - Bank Bill Swap Rate

SOFR - Secured Overnight Financing Rate

Reference Rates:

1M EUR L - 1 Month EURIBOR as of April 30, 2023 was 3.05%

3M EUR L - 3 Month EURIBOR as of April 30, 2023 was 3.27%

1M US L - 1 Month USD LIBOR as of April 30, 2023 was 5.06%

3M US L - 3 Month USD LIBOR as of April 30, 2023 was 5.30%

See Notes to Consolidated Financial Statements.

12	www.1wscapital.com

1WS Credit Income Fund	Consolidated Schedule of Investments

April 30, 2023 (Unaudited)

1M SONIA IR - 1 Month SONIA as of April 30, 2023 was 4.18%

3M SONIA IR - 3 Month SONIA as of April 30, 2023 was 4.01%

1M BBSW - 1 Month BBSW as of April 30, 2023 was 3.61%

30D US SOFR - 30 Day US SOFR as of April 30, 2023 was 4.82%

12M US FED – 12 Month US FED as of April 30, 2023 was 3.98%

(a)	The maturity date for credit investments represents the expected maturity. Many of the instruments are callable through cash flows on the underlying securities or other call features. Expected maturity may be earlier than legal maturity.

(b)	Floating or variable rate security. The Reference Rate is described above. Interest rate shown reflects the rate in effect at April 30, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(c)	Interest only security.

(d)	Securities not registered under the Securities Act of 1933, as amended (the "Securities Act"). These securities generally involve certain transfer restrictions and may be sold in the ordinary course of business in transactions exempt from registration. As of April 30, 2023, the aggregate market value of those securities was $92,383,013, representing 72.78% of net assets.

(e)	On April 30, 2023, all or a portion of these securities were pledged as collateral for reverse repurchase agreements in the amount of $55,483,155.

(f)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at April 30, 2023.

(g)	This security has been classified as level 3 in accordance with ASC 820 as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.

(h)	This security is a residual or equity position that does not have a stated interest rate. This residual or equity position is entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses.

(i)	Securities have associated unfunded commitments of $1,445,010 and $272,473 to Reach Financial LLC and Southern Auto Finance Company LLC, respectively.

(j)	Security was in default as of April 30, 2023, and is therefore non-income producing.

(k)	Perpetual maturity.

(l)	Includes cash being held as collateral for derivatives and reverse repurchase agreements.

See Notes to Consolidated Financial Statements.

Semi-Annual Report | April 30, 2023	13

1WS Credit Income Fund	Consolidated Schedule of Investments

April 30, 2023 (Unaudited)

DERIVATIVE INSTRUMENTS

CREDIT DEFAULT SWAP CONTRACTS - SELL PROTECTION (OVER THE COUNTER)(a)

Reference Obligations	Counterparty	Fixed Deal Receive Rate	Currency	Maturity Date	Implied Credit Spread at April 30, 2023(b)	Notional Amount(c)	Value	Upfront Premiums Received/(Paid)	Unrealized Appreciation/ (Depreciation)
The Markit CDX High Yield Series 33 Index Tranche 15-25	Morgan Stanley	5.00%	USD	12/20/24	6.66%	10,000,000	$(245,805)	$491,250	$245,445
The Markit CDX High Yield Series 37 Index Tranche 15-25	Morgan Stanley	5.00%	USD	12/20/26	4.70%	1,000,000	9,236	158,540	167,776
							$(236,569)	$649,790	$413,221

Credit default swaps pay quarterly.

(a)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements as of year end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(c)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Notes to Consolidated Financial Statements.

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1WS Credit Income Fund	Consolidated Schedule of Investments

April 30, 2023 (Unaudited)

INTEREST RATE SWAP CONTRACTS (CENTRALLY CLEARED)

Pay/Receive Floating Rate	Clearing House	Floating Rate	Expiration Date	Notional Amount	Currency	Fixed Rate	Fair Value and Unrealized Appreciation/(Depreciation)
Receive	LCH Ltd.	SOFRRATE	02/23/2027	300,000	USD	1.65%	$19,104
Receive	LCH Ltd.	SOFRRATE	06/21/2028	7,786,000	USD	3.21%	7,058
							$26,162
Receive	LCH Ltd.	SOFRRATE	02/19/2030	2,390,000	USD	3.59%	$(57,976)
Receive	LCH Ltd.	SOFRRATE	02/16/2028	26,520,000	USD	3.79%	(560,064)
Receive	LCH Ltd.	EUR006M	02/27/2025	3,500,000	EUR	3.54%	(3,954)
							$(621,994)

FUTURES CONTRACTS - LONG (CENTRALLY CLEARED)

Description	Counterparty	Position	Contracts	Expiration Date	Notional Amount	Fair Value and Unrealized Appreciation/ (Depreciation)
2-YR U.S. TREASURY NOTE	Wells Fargo Securities, LLC	Long	1	June 2023	$206,164	$2,444
					$206,164	$2,444

FUTURES CONTRACTS - SHORT (CENTRALLY CLEARED)

Description	Counterparty	Position	Contracts	Expiration Date	Notional Amount	Fair Value and Unrealized Appreciation/ (Depreciation)
10-YR U.S. TREASURY NOTE	Wells Fargo Securities, LLC	Short	12	June 2023	$(1,382,438)	$(47,081)
US 5YR NOTE	Wells Fargo Securities, LLC	Short	31	June 2023	(3,402,008)	(33,899)
AUD/USD CURRENCY	Wells Fargo Securities, LLC	Short	27	June 2023	(1,789,695)	13,337
EUR/USD CURRENCY	Wells Fargo Securities, LLC	Short	111	June 2023	(15,329,794)	(428,470)
EURO BOBL	Wells Fargo Securities, LLC	Short	3	June 2023	(389,975)	(9,030)
GBP/USD CURRENCY	Wells Fargo Securities, LLC	Short	139	June 2023	(10,928,006)	(420,621)
LONG GILT	Wells Fargo Securities, LLC	Short	1	June 2023	(127,510)	(1,174)
					(33,349,426)	(926,938)

RISK DISCLOSURES

Holdings contained herein are subject to change.

Prior to investing, Investors should carefully consider the investment objectives, risks, charges and expenses of 1WS Credit Income Fund. This and other important information about the Fund is contained in the prospectus, which can be obtained by calling (833) 834-4923 or visiting www.1wscapital.com. The prospectus should be read carefully before investing. Investing in the Fund may be considered speculative and involves a high degree of risk, including the risk of possible substantial loss of your investment.

1WS Credit Income Fund is distributed by ALPS Distributors, Inc. ALPS Distributors, Inc. is not affiliated with 1WS Capital Advisors, LLC or One William Street Capital Management, L.P

See Notes to Consolidated Financial Statements.

Semi-Annual Report | April 30, 2023	15

1WS Credit Income Fund	Consolidated Statement of Assets and Liabilities

April 30, 2023 (Unaudited)

ASSETS:
Investments, at fair value (Cost $176,839,466)	$168,101,036
Cash	664,434
Foreign Currency, at fair value (Cost $4,159,126)	4,177,200
Unrealized appreciation on credit default swap contracts	413,221
Receivable on derivative contracts	114,769
Receivable for investment securities sold	925,454
Interest receivable	514,312
Capital shares sold receivable	1,017,416
Deposits held with brokers for derivatives and reverse repurchase agreements	2,254,391
Prepaid expenses and other assets	57,074
Total Assets	178,239,307

LIABILITIES:
Payable for swap contracts premiums	649,790
Payable for investment securities purchased	2,483,671
Payable for reverse repurchase agreements, including accrued interest of $194,235	47,519,499
Variation margin payable on futures contracts	58,632
Variation margin payable for interest rate swap contracts	91,213
Payable for shareholder servicing and distribution fees for Class A-2	3,737
Net payable to Adviser for investment advisory fees	123,373
Accrued fund accounting, administration and compliance fees payable	140,188
Other payables and accrued expenses	227,336
Total Liabilities	51,297,439
Net Assets Attributable to Shareholders	$126,941,868

COMPOSITION OF NET ASSETS ATTRIBUTABLE TO SHARES:
Paid-in capital	$136,469,102
Total distributable earnings	(9,527,234)
Net Assets Attributable to Shareholders	$126,941,868

NET ASSET VALUE
Class I:
Net assets	$118,957,660
Shares outstanding (unlimited shares authorized, par value $0.001 per share)	6,516,438
Net Asset Value per Share	$18.26
Class A-2:
Net assets	$7,984,208
Shares outstanding (unlimited shares authorized, par value $0.001 per share)	443,355
Net Asset Value per Share	$18.01

See Notes to Consolidated Financial Statements.

16	www.1wscapital.com

1WS Credit Income Fund	Consolidated Statement of Operations

For the Six Months Ended April 30, 2023 (Unaudited)
INVESTMENT INCOME:
Dividends on short term money market funds	$310,225
Interest	6,498,880
Total Investment Income	6,809,105

EXPENSES:
Investment advisory fee	1,257,783
Fund Accounting and Administration fees	307,019
Compliance fees	17,356
Legal fees	98,925
Audit fees	90,044
Trustees' fees and expenses	41,087
Transfer agent fees	125,526
Interest on reverse repurchase agreements	1,327,900
Distribution and shareholder servicing fees	10,548
Other expenses	113,803
Total Expenses	3,389,991
Less expenses reimbursed by Adviser (See Note 4)	(374,687)
Less advisory fees waived (See Note 4)	(209,631)
Net Expenses	2,805,673
Net Investment Income	4,003,432

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investment securities	(2,223,697)
Credit default swap contracts	153,608
Interest rate swap contracts	53,019
Futures contracts	630,287
Foreign currency transactions	(643,633)
Net realized loss	(2,030,416)
Change in unrealized appreciation/(depreciation) on:
Investment securities	6,421,442
Credit default swap contracts	529,922
Interest rate swap contracts	(624,401)
Futures contracts	(2,941,417)
Foreign currency transactions	22,773
Net change in unrealized appreciation/(depreciation)	3,408,319
Net Realized and Unrealized Gain on Investments	1,377,903
Net Increase in Net Assets Attributable to Shares from Operations	$5,381,335

See Notes to Consolidated Financial Statements.

Semi-Annual Report | April 30, 2023	17

1WS Credit Income Fund	Consolidated Statement of Changes in Net Assets

	For the Six Months Ended April 30, 2023 (Unaudited)	For the Year Ended October 31, 2022
FROM OPERATIONS:
Net investment income	$4,003,432	$8,398,094
Net realized gain/(loss)	(2,030,416)	6,811,619
Net change in unrealized appreciation/(depreciation)	3,408,319	(19,653,938)
Net Increase/(Decrease) in Net Assets Attributable to Shares from Operations	5,381,335	(4,444,225)
DISTRIBUTIONS TO SHAREHOLDERS:
Class I
From distributable earnings	(8,902,848)	(11,259,113)
Class A-2
From distributable earnings	(199,513)	(30,080)
Net Decrease in Net Assets from Distributions to Shareholders	(9,102,361)	(11,289,193)

CAPITAL SHARE TRANSACTIONS:
Class I
Proceeds from sale of shares	18,430,223	30,079,471
Cost of shares redeemed	(8,625,167)	(16,626,324)
Net asset value of shares issued to shareholders from reinvestment of dividends	2,126,490	2,329,863
Net Increase from Capital Share Transactions	11,931,546	15,783,010
Class A-2
Proceeds from sale of shares	6,955,750	820,857
Net asset value of shares issued to shareholders from reinvestment of dividends	199,513	30,081
Net Increase from Capital Share Transactions	7,155,263	850,938
Net Increase in Net Assets	15,365,783	900,530

NET ASSETS:
Beginning of period	111,576,085	110,675,555
End of period	$126,941,868	$111,576,085

OTHER INFORMATION:
Capital Share Transactions:

Class I
Beginning shares	5,867,411	5,114,015
Shares sold	1,006,750	1,473,760
Shares redeemed	(475,852)	(836,963)
Shares issued as reinvestment of dividends	118,129	116,599
Ending Shares	6,516,438	5,867,411

Class A-2
Beginning shares	47,972	4,895
Shares sold	384,174	41,523
Shares issued as reinvestment of dividends	11,209	1,554
Ending Shares	443,355	47,972

See Notes to Consolidated Financial Statements.

18	www.1wscapital.com

1WS Credit Income Fund	Consolidated Statement of Cash Flows

For the Six Months Ended April 30, 2023 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$5,381,335
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investment securities	(46,838,007)
Proceeds from disposition of investment securities	44,001,451
Discounts (accreted)/premiums amortized	878,090
Net realized (gain)/loss on:
Investment securities	2,223,697
Interest Rate Swaps	(53,019)
Credit default swap contracts	(153,608)
Futures contracts	(630,287)
Foreign currency transactions	643,633
Net change in unrealized (appreciation)/depreciation on:
Investment securities	(6,421,442)
Credit default swap contracts	(529,922)
Translation of assets and liabilities in foreign currency transactions	(22,773)
Net purchase of short-term investments	(3,136,691)
Net payments received from (made to) counterparties for derivative contracts	683,431
(Increase)/Decrease in assets:
Variation margin receivable on centrally cleared swap contracts	282,999
Variation margin receivable on futures contracts	45,815
Interest receivable	205,039
Receivable on credit default swap contracts	(91,536)
Prepaid expenses and other assets	(49,287)
Increase/(Decrease) in liabilities:
Variation margin payable on futures contracts	58,632
Variation margin payable for credit default swaps	91,213
Payable for swap contracts premiums	(237,963)
Net payable to adviser	(71,989)
Accrued fund accounting and administration fees payable	(28,216)
Interest payable on reverse repurchase agreements	45,999
Payable for shareholder servicing and distribution fees	2,797
Other payables and accrued expenses	(141,752)
Net Cash Used in Operating Activities	$(3,862,361)
CASH FLOWS FROM FINANCING ACTIVITIES:
Cash payments from reverse repurchase agreements	$254,188,935
Cash payments for reverse repurchase agreements	(256,882,680)
Proceeds from shares sold	24,498,253
Cost of shared redeemed	(8,625,167)
Distributions paid to shareholders	(6,776,358)
Net Cash Provided by Financing Activities	$6,402,983

Effect of exchange rates on cash	$(620,860)
Net Increase in Cash, Restricted Cash and Foreign Rates on Cash	$1,919,762
Cash and restricted cash, beginning balance	$5,176,263
Cash and restricted cash, ending balance	$7,096,025
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid on interest expense on reverse repurchase agreements	$1,281,901
Reinvestment of distributions	$2,326,003

See Notes to Consolidated Financial Statements.

Semi-Annual Report | April 30, 2023	19

1WS Credit Income Fund	Consolidated Statement of Cash Flows

For the Six Months Ended April 30, 2023 (Unaudited)

THE FOLLOWING TABLE PROVIDES A RECONCILIATION OF RESTRICTED CASH AND UNRESTRICTED CASH AND FOREIGN CURRENCY WITHIN THE CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

	April 30, 2023	October 31, 2022
Unrestricted cash and foreign currency	$4,841,634	$832,903
Restricted cash within Deposits held with brokers for derivatives and reverse repurchase agreements	$2,254,391	$4,343,360

Unrestricted Cash and Restricted Cash(a)	$7,096,025	$5,176,263

(a)	Restricted cash as of April 30, 2023 includes $903,971 of margin posted as collateral on futures contracts and $1,350,420 margin posted as collateral on credit default and interest rate swap contracts. Restricted cash as of October 31, 2022 includes $1,413,188 of margin posted as collateral on futures contracts and $2,930,172 of margin posted as collateral on credit default and interest rate swap contracts. All collateral is considered to be restricted cash, which is included in Deposits held with brokers for derivatives and reverse repurchase agreements on the Consolidated Statement of Assets and Liabilities.

See Notes to Consolidated Financial Statements.

20	www.1wscapital.com

1WS Credit Income Fund	Consolidated Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Class I	For the Six Months Ended April 30, 2023 (Unaudited)		For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Period March 4, 2019 (Commencement of Operations) to October 31, 2019
PER SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$18.86		$21.62	$19.22	$20.38	$20.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.62		1.47	1.08	0.59	0.35
Net realized and unrealized gain/(loss) on investments	0.23		(2.23)	2.52	(0.55)	0.63
Total Income/(Loss) from Investment Operations	0.85		(0.76)	3.60	0.04	0.98

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(0.60)		(1.30)	(1.20)	(0.77)	(0.60)
From net realized gains	(0.85)		(0.70)	–	–	–
From tax return of capital	–		–	–	(0.43)	–
Total Distributions to Shareholders	(1.45)		(2.00)	(1.20)	(1.20)	(0.60)

Net asset value per share - end of period	$18.26		$18.86	$21.62	$19.22	$20.38

Total Investment Return - Net Asset Value(b)	4.72%		(3.78%)	19.10%	0.53%	4.92%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to shares, end of period (000s)	$118,958		$110,680	$110,570	$86,791	$73,602
Ratio of actual expenses to average net assets including fee waivers and reimbursements	4.76	%(c)	3.48%	2.84%	2.55%	1.52	%(c)
Ratio of actual expenses to average net assets excluding fee waivers and reimbursements	5.75	%(c)	4.54%	3.73%	4.02%	4.11	%(c)(d)
Ratio of net investment income to average net assets	6.82	%(c)	7.30%	5.17%	3.07%	2.57	%(c)
Portfolio turnover rate	29.68	%(e)	77.20%	107.74%	79.44%	25.84	%(e)

(a)	Calculated using average shares outstanding.

(b)	Total investment return is calculated assuming a purchase of a share at the opening on the first day and a sale at closing on the last day of the period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions, if any, and are not annualized.

(c)	These ratios to average net assets have been annualized.

(d)	These ratios to average net assets have been annualized except the non-recurring organizational expenses which have not been annualized.

(e)	Percentage represents the results for the period and is not annualized.

See Notes to Consolidated Financial Statements.

Semi-Annual Report | April 30, 2023	21

1WS Credit Income Fund	Consolidated Financial Highlights

For a Share Outstanding Throughout the Period Presented

Class A-2	For the Six Months Ended April 30, 2023 (Unaudited)		For the Year Ended October 31, 2022	For the Period May 1, 2021 (Commencement of Operations) to October 31, 2021
PER SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$18.68		$21.55	$21.01
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.57		1.31	0.63
Net realized and unrealized gain/(loss) on investments	0.21		(2.18)	0.51
Total Income/(Loss) from Investment Operations	0.78		(0.87)	1.14

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(0.60)		(1.30)	(0.60)
From net realized gains	(0.85)		(0.70)	–
Total Distributions to Shareholders	(1.45)		(2.00)	(0.60)

Net asset value per share - end of period	$18.01		$18.68	$21.55

Total Investment Return - Net Asset Value(b)	4.37%		(4.38%)	5.54%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to shares, end of period (000s)	$7,984		$896	$106
Ratio of actual expenses to average net assets including fee waivers and reimbursements	5.36	%(c)	4.67%	3.32	%(c)
Ratio of actual expenses to average net assets excluding fee waivers and reimbursements	6.33	%(c)	5.72%	4.25	%(c)
Ratio of net investment income to average net assets	6.38	%(c)	6.69%	5.86	%(c)
Portfolio turnover rate	29.68	%(d)	77.20%	107.74	%(d)

(a)	Calculated using average shares outstanding.

(b)	Total investment return is calculated assuming a purchase of a share at the opening on the first day and a sale at closing on the last day of the period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions, if any, and are not annualized.

(c)	These ratios to average net assets have been annualized.

(d)	Percentage represents the results for the period and is not annualized.

See Notes to Consolidated Financial Statements.

22	www.1wscapital.com

1WS Credit Income Fund	Notes to Consolidated Financial Statements

April 30, 2023 (Unaudited)

NOTE 1. ORGANIZATION

1WS Credit Income Fund (“1WS Credit” or the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that continuously offers its shares of beneficial interest (“Shares”). 1WS Credit operates as an interval fund under Rule 23c-3 of the 1940 Act and, as such, has adopted a policy to make quarterly repurchase offers at a price equal to net asset value (“NAV”) per Share of at least 5% of outstanding Shares.

1WS Credit’s investment objective is to seek attractive risk-adjusted total returns through generating income and capital appreciation. 1WS Credit will seek to achieve its investment objective by investing primarily in a wide array of predominantly structured credit and securitized debt instruments. There can be no assurance that the Fund’s investment objective will be achieved.

1WS Credit was organized as a Delaware statutory trust on July 20, 2018 pursuant to an Agreement and Declaration of Trust governed by the laws of the State of Delaware. 1WS Credit had no operations from that date to March 4, 2019, commencement of operations, other than those related to organizational matters and the registration of its Shares under applicable securities laws. 1WS Credit wholly owns and consolidates 1WSCI Sub I, LLC (the “Cayman Islands SPV”), an exempted company incorporated in the Cayman Islands on February 22, 2019. The Cayman Islands SPV is an investment vehicle formed to make certain investments on behalf of 1WS Credit. 1WS Credit is the managing and sole member of the Cayman Islands SPV pursuant to a limited liability agreement dated March 1, 2019. Where context requires, the “Fund” includes both the Fund and the Cayman Island SPV.

1WS Capital Advisors, LLC (the “Adviser” or “1WS”) serves as the investment adviser of the Fund. 1WS is a Delaware limited liability company that is registered as an investment adviser with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940 (the “Advisers Act”). The Adviser is controlled by its managing member, One William Street Capital Management, L.P. (“OWS”), which is also registered with the SEC as an investment adviser. The Fund’s portfolio manager and other personnel of the Adviser have substantial experience in managing investments and investment funds, including funds which have investment programs similar to that of the Fund.

The Fund currently offers Institutional (“Class I”) Shares and Brokerage Class ("Class A-2") Shares (collectively, the "Share Classes"). Both Share Classes of the Fund are being offered on a continuous basis at the NAV per Share calculated each day. Class A-2 Shares are offered subject to a maximum sales charge of 3.00% of their offering price and an asset-based distribution/shareholder servicing fee not to exceed 0.75% of its net assets and Class I shares are not subject to any sales load or asset-based distribution fee. Class A-2 Shares purchased without a sales charge may be subject to a 1.50% contingent deferred sales charge ("CDSC"). The Fund received exemptive relief from the SEC to issue multiple classes of Shares and to impose asset-based distribution fees as applicable. Class I and Class A-2 shares commenced operations on March 4, 2019 and May 1, 2021, respectively.

Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund's income, expenses (other than class specific service and distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation: The accompanying consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and are stated in United States dollars. The Fund is considered an investment company under GAAP and follows the accounting and reporting guidance for investment companies under Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification (“ASC”) 946, Financial Services-Investment Companies, including accounting for investments at fair value.

The preparation of these consolidated financial statements in accordance with GAAP requires management to make certain estimates and assumptions that affect the amounts reported in the consolidated financial statement and accompanying notes. The Adviser believes that the estimates utilized in preparing the financial statements are reasonable and prudent; however, actual results could differ from such estimates and the differences could be material.

Consolidation: 1WS Credit consolidates its investment in the Cayman Islands SPV because 1WS Credit is the sole shareholder of this entity. In accordance with ASC 810, Consolidation, the accompanying consolidated financial statements include the Cayman Islands SPV’s assets and liabilities and results of operations. All investments held by the Cayman Islands SPV are disclosed in the Consolidated Schedule of Investments. All intercompany accounts and transactions have been eliminated upon consolidation.

Investment Transactions: Investment transactions are accounted for on a trade-date basis for financial reporting purposes and amounts payable or receivable for trades not settled at the time of year end are reflected as liabilities and assets, respectively. Interest is recorded on an accrual basis. Realized gains and losses on investment transactions reflected in the consolidated statement of operations are recorded on a first-in, first-out basis.

Semi-Annual Report | April 30, 2023	23

1WS Credit Income Fund	Notes to Consolidated Financial Statements

April 30, 2023 (Unaudited)

Premiums on fixed-income securities and discounts on non-distressed fixed-income securities are amortized and recorded within interest income in the consolidated statement of operations.

The Fund may enter into derivative contracts for hedging purposes or to gain synthetic exposures to certain investments (“Derivatives”). Derivatives are financial instruments whose values are based on an underlying asset, index, or reference rate and include futures, swaps, swaptions, options, or other financial instruments with similar characteristics.

The Board of Trustees (the “Board”) has adopted valuation policies and procedures for the Fund and has delegated the day-to-day responsibility for fair value determinations to the Adviser, the Fund's "Valuation Designee" (as such term is defined in Rule 2a-5 of the 1940 Act).

Fund Valuation: Class I and Class A-2 Shares are offered at NAV. The NAV per share of each class is determined daily. The Fund's NAV per share is calculated by subtracting liabilities (including accrued expenses and indebtedness) from the total assets of the Fund (the value of the investments plus cash or other assets, including interest accrued but not yet received). The Fund's NAV is then allocated pro-rata between the share classes, adjusting for share class specific liabilities. The NAV of each share class is then divided by the total number of Shares outstanding of each share class at each day's end.

NOTE 3. PORTFOLIO VALUATION:

ASC 820 Fair Value Measurement defines fair value as an exit price representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. ASC 820 establishes a fair value hierarchy for inputs used in measuring fair value and maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing the use of the most observable input when available.

Valuation inputs broadly refer to the assumptions market participants would use in pricing the asset or liability, including assumptions about risk. ASC 820 distinguishes between: (i) observable inputs, which are based on market data obtained from parties independent of the reporting entity, and (ii) unobservable inputs, which reflect the Adviser’s own assumptions about the judgments market participants would use. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the fair value measurement. When a valuation uses multiple inputs from varying levels of the fair value hierarchy, the hierarchy level is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Level 1 —	Inputs that are unadjusted, quoted prices in active markets for identical assets or liabilities.

Level 2 —	Inputs (other than quoted prices included in Level 1) that are observable, either directly or indirectly.

Level 3 —	Inputs that are unobservable and reflect the Adviser’s best estimate of what market participants would use in pricing the asset or liability. This includes situations where there is little, if any, market activity for the asset or liability.

Generally, the Fund expects to be able to obtain pricing from independent third-party sources on many of its investments. However, in certain circumstances where such inputs are difficult or impractical to obtain or such inputs are deemed unreliable, we may fair value certain investments using internal manager marks. As of April 30, 2023, 2.85% of the investments held by the Fund were valued using internal manager marks.

The following factors may be pertinent in determining fair value: security covenants, call protection provisions and information rights; cash flows, the nature and realizable value of any collateral; the debt instrument's ability to make payments; the principal markets and financial environment in which the debt instrument operates; publicly available financial ratios of peer companies; changes in interest rates for similar debt instruments; and enterprise values, among other relevant factors.

Determination of fair value involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Due to the inherent uncertainty of determining the fair value of investments that do not have readily available market quotations, the fair value of these investments may differ significantly from the values that would have been used had such market quotations existed for such investments, and any such differences could be material. Accordingly, under current accounting standards, the notes to the Fund’s consolidated financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on the Fund’s financial statements.

24	www.1wscapital.com

1WS Credit Income Fund	Notes to Consolidated Financial Statements

April 30, 2023 (Unaudited)

The following tables summarize the Fund’s financial instruments classified as assets and liabilities measured at fair value by level within the fair value hierarchy as of April 30, 2023:

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Residential Mortgage-Backed Securities	$–	$47,564,403	$–	$47,564,403
Commercial Mortgage-Backed Securities	–	28,227,611	4,023,340	32,250,951
Asset-Backed Securities	–	55,898,809	8,660,917	64,559,726
Collateralized Loan Obligations	–	9,124,023	2,357,200	11,481,223
Preferred Stocks	528,991	–	–	528,991
Money Market Funds	11,715,742	–	–	11,715,742
Total	$12,244,733	$140,814,846	$15,041,457	$168,101,036
Derivative Instruments
Assets:
Credit Default Swap Contracts	$–	$413,221	$–	$413,221
Interest Rate Swap Contracts	–	26,162	–	26,162
Future Contracts	15,781	–	–	15,781
Liabilities:
Future Contracts	$(940,275)	–	–	(940,275)
Interest Rate Swap Contracts	–	(621,994)	–	(621,994)
Total	$(924,494)	$552,133	$–	$(1,107,105)

There were no changes in valuation technique.

The following table discloses the purchase of Level 3 portfolio investments as well as the value of transfers into or out of Level 3 for the period ended April 30, 2023 of the Fund’s Level 3 portfolio investments:

	Asset-Backed Securities	Collateralized Loan Obligations	Commercial Mortgage Backed Securities	Total
Balance as of October 31, 2022	$13,439,219	$4,418,860	$2,000,000	$19,858,079
Accrued discount/premium	(1,211,856)	77,928	–	(1,133,928)
Realized Gain/(Loss)	(988,148)	(849,236)	–	(1,837,384)
Change in Unrealized Appreciation/(Depreciation)	(612,193)	496,719	45,455	(70,019)
Purchases	1,307,390	–	1,977,885	3,285,275
Sales Proceeds	(3,273,495)	(1,787,071)	–	(5,060,566)
Transfer into Level 3	–	–	–	–
Transfer out of Level 3	–	–	–	–
Balance as of April 30, 2023	$8,660,917	$2,357,200	$4,023,340	$15,041,457
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at April 30, 2023	$(1,586,078)	$(219,030)	$45,455	$(1,759,653)

Semi-Annual Report | April 30, 2023	25

1WS Credit Income Fund	Notes to Consolidated Financial Statements

April 30, 2023 (Unaudited)

The following table presents additional information about the valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of April 30, 2023:

Quantitative Information about Level 3 Fair Value Measurements

Asset Class	Fair Value	Valuation Technique	Unobservable Inputs	Value/Range
Asset-Backed Securities	$ 7,438,009	Broker Pricing	Indicative Quotes	$12-$70,021(1)
Asset-Backed Securities	$ 1,222,908	Internal Model	Loss Severity analysis	$100(2)
Collateralized Loan Obligations	$ 2,357,200	Broker Pricing	Indicative Quotes	$30-$65
Commercial Mortgage-Backed Securities	$ 4,023,340	Internal Model	Loss Severity analysis	$100(3)

(1)	Input is based on the total market value of the outstanding loan, of which the Fund owns 0.38% - 9.87%.

(2)	Input is due to immaterial delinquencies on the underlying collateral.

(3)	Inputs are based on yields ranging from 11.72% - 13.65%.

Federal Income Taxes: The Fund has elected to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to elect to be treated for federal income tax purposes, and intends to qualify annually, as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code (the “Code”). As a RIC, the Fund generally will not have to pay Fund-level federal income taxes on any ordinary income or capital gains that the Fund distributes to shareholders from our tax earnings and profits.

For the period ended April 30, 2023, the Fund did not have a tax liability. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns.

Distributions to Shareholders: The Fund intends to declare and pay substantially all of its net investment income to shareholders in the form of dividends on a quarterly basis. The Fund also intends to distribute substantially all net realized capital gains at least annually.

NOTE 4. FEES AND EXPENSES

Investment Advisory: Under an investment advisory agreement between the Fund and the Adviser (the “Advisory Agreement”), the Fund pays the Adviser a fee at the annualized rate of 1.50% of the daily gross assets of the Fund (the “Management Fee”). For the one-year period beginning on March 1, 2023, the Adviser has voluntarily agreed to reduce the Management Fee to 1.25% of the Fund’s daily gross assets.

Expense Limitation and Reimbursement Agreement: Pursuant to an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”), the Adviser agrees to waive the fees payable to it under the Investment Advisory Agreement and/or to pay or absorb operating expenses of the Fund, including, without limitation, organization and offering expenses (excluding brokerage and transactional expenses; borrowing and other investment-related costs and fees including interest and commitment fees; short dividend expense; acquired fund fees; taxes; litigation and indemnification expenses; judgments; and extraordinary expenses not incurred in the ordinary course of the Fund’s business – collectively, the “Exclusions”), to the extent necessary to limit the Other Expenses of the Fund (as set forth in the Fund’s Prospectus) less the Exclusions to 0.50% per annum of the Fund’s daily gross assets. The Expense Limitation Agreement will remain in effect until March 1, 2024, unless and until the Trustees approve its modification or termination.

As of April 30, 2023, the advisor reimbursed fees under the Expense Limitation Agreement which are recoupable as follows:

Expires October 31, 2023	Expires October 31, 2024	Expires October 31, 2025	Expires October 31, 2026
$775,982	$580,191	$810,698	$374,687

Officer and Trustee Compensation: The Fund pays each member of the Board of Trustees who is not a director, officer, employee or affiliate of OWS a $25,000 annual retainer, $2,500 per board meeting and $1,000 for each committee meeting. None of the executive officers receive compensation from the Fund.

Distribution and Servicing Fees: The Fund has entered into a distribution agreement (the “Distribution Agreement”) with ALPS Distributors, Inc. (the “Distributor”), pursuant to which the Distributor is serving as the Fund’s principal underwriter and acts as the distributor of the Fund’s Shares on a best efforts basis, subject to various conditions.

26	www.1wscapital.com

1WS Credit Income Fund	Notes to Consolidated Financial Statements

April 30, 2023 (Unaudited)

Class A-2 Shares of the Fund are subject to ongoing distribution and shareholder servicing fees that may be used to compensate Intermediaries for selling shares of the Fund, and providing, or arranging for the provision of, Shareholder Services (the “Shareholder Servicing Fees”), and ongoing distribution and/or marketing services to the Fund (the “Distribution Fees”). The Distribution Fees and Shareholder Servicing Fees, as applicable, are accrued daily and paid monthly in an amount not to exceed, in the aggregate for Class A-2 Shares, 0.75% (on an annualized basis) of the net asset value of Class A-2 Shares of the Fund. For each class of shares of the Fund, under no circumstances shall Shareholder Servicing Fees exceed 0.25% of the net asset value of such class. The Distribution Fees and Shareholder Servicing Fees will be accrued daily as an expense of the Fund. For the period ended April 30, 2023, Class A-2 shares expensed $10,548 for Shareholder Servicing Fees and Distribution Fees.

Fund Administration and Accounting Fees and Expenses: ALPS Fund Services, Inc. ("ALPS" or the "Administrator") serves as the Fund’s administrator and provides various administration, fund accounting, investor accounting and taxation services to the Fund (which are in addition to the services provided by the Adviser, as described above). In consideration of these services, the Fund pays the Administrator, on a monthly basis. The Fund will reimburse the Administrator for certain out-of-pocket expenses incurred on behalf of the Fund.

Compliance Fees: ALPS Fund Services, Inc. provides Chief Compliance Officer Services to the Fund. Additionally, ALPS provides services in monitoring and testing the policies and procedures of the Fund in conjunction with requirements under Rule 38a-1 under the 1940 Act. ALPS is compensated under the Chief Compliance Officer Services Agreement.

Legal Fees: Kramer Levin Naftalis & Frankel LLP serves as counsel to the Fund.

Audit Fees: Deloitte & Touche LLP acts as independent registered public accountant for the Fund and in such capacity audits the Fund’s annual consolidated financial statements.

Custodian: The Bank of New York Mellon serves as the Fund’s primary custodian.

Transfer Agent: DST Systems, Inc. (“DST”), the parent company of ALPS, serves as the Transfer Agent to the Fund. Under the Transfer Agency Agreement, DST is responsible for maintaining all shareholder records of the Fund. DST is a wholly-owned subsidiary of SS&C Technologies Holdings, Inc. ("SS&C"), a publicly traded company listed on the NASDAQ Global Select Market.

NOTE 5. SECURITIES TRANSACTIONS

Purchases and sales of investments, excluding short-term obligations and including maturities and paydowns, transacted for the period ended April 30, 2023, were as follows:

Cost of Investments Purchased	Proceeds from Investments Sold
$49,466,506	$44,036,429

NOTE 6. INVESTMENTS

Under normal investment conditions, the Fund will invest at least 80% of its assets (including borrowings for investment purposes) in debt obligations.

The securities/instruments acquired by the Fund may include all types of debt and other obligations (“Credit Investments”), and may have varying terms with respect to collateralization, seniority or subordination, purchase price, convertibility, interest payments and maturity, and may consist of the following: (i) residential and commercial mortgage-backed securities (“MBS”), as well as real estate loans or pools of such loans; (ii) asset-backed securities (“ABS”), or other instruments secured by financial, physical, and/or intangible assets (e.g., receivables or pools of receivables), and investments in any assets/instruments underlying the foregoing structured/secured obligations; (iii) debt and equity tranches of collateralized loan obligations (“CLOs”) and collateralized debt obligations (“CDOs”); (iv) public and private senior and mezzanine, senior secured or unsecured bonds/loans; and (v) other income producing securities, including investment grade debt, debentures and notes, and deferred interest, payment-in-kind or zero coupon bonds/notes. The Fund may invest without limit in CLOs or CDOs, including the equity tranches of such vehicles.

The Fund may also invest indirectly in any of the foregoing instruments through: (i) investing in other funds, including exchange traded funds (“ETFs”) and up to 15% of its net assets in funds that are excluded from the definition of “investment company” under the 1940 Act solely by reason of Section 3(c)(1) or Section 3(c)(7) of the 1940 Act, that are primarily invested in Credit Investments (except that investments in MBS, ABS, CLOs or CDOs and other Credit Investments that are not hedge funds or private equity funds are not subject to such 15% limitation); or (ii) entering into derivatives, including long and short positions in credit default swaps, total return swaps, forward contracts, futures and other similar transactions. The Fund may also use derivatives for cash management purposes, to modify interest rate exposure or to hedge positions. The Fund may invest in derivatives without limit, subject to adherence to applicable asset coverage and/or segregation requirements of the 1940 Act. (The Fund counts the foregoing indirect investments in debt obligations towards the Fund’s requirement to invest at least 80% of its assets in debt obligations.) The Fund may invest in derivatives subject to the limitations set forth in Rule 18f-4 under the 1940 Act.

Semi-Annual Report | April 30, 2023	27

1WS Credit Income Fund	Notes to Consolidated Financial Statements

April 30, 2023 (Unaudited)

The Fund anticipates that many Credit Investments will be rated below investment grade by rating agencies or would be rated below investment grade if they were rated. Credit Investments that are rated below investment grade (commonly referred to as “high yield” securities or “junk bonds”) are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal.

In seeking to achieve the Fund’s objective, the Fund may also invest a portion of its net assets in (i) U.S. and foreign government obligations, and highly-rated debt instruments (e.g., commercial paper); and (ii) long and short positions in public or private equity securities, which can include ETFs and real estate investment trusts.

The Fund intends to add leverage to its portfolio through direct borrowing and/or through entering into reverse repurchase agreements. Certain of the Fund’s investments may require leverage to achieve the desired risk-adjusted return profile deployed by the Fund.

At any given time, a substantial portion of our portfolio may be illiquid, subjecting the Fund to increased credit risk. If a borrower or obligor or other counterparty on an instrument underlying a Credit Investment is unable to make its payments, we may be greatly limited in our ability to recover any outstanding principal and interest (or other applicable amounts) under such Credit Investment. Our Shares therefore should be purchased only by investors who could afford a possible substantial loss of their investment. There is no geographic or currency limitation on the securities or instruments acquired by the Fund. The Fund may purchase debt or equity securities of non-U.S. governments and corporate entities domiciled outside of the United States, including emerging markets issuers.

NOTE 7. DERIVATIVE INSTRUMENTS

The Fund may enter into derivative transactions in connection with its investing activities. These instruments derive their value, primarily or partially, from the underlying asset, indices, reference rate, or a combination of these factors. Derivatives are subject to various risks similar to non-derivative instruments, such as interest, market, and credit risk.

The Fund is subject to interest rate exposures, both directly and indirectly. Direct interest rate exposure can result from holding fixed rate bonds, the value of which may decrease if interest rates rise. Additionally, indirect interest rate exposure can result from certain securitization transactions that contain mismatches between the rate of interest earned on the underlying loans and/or receivables as compared to the rate of interest due on the securities. To hedge this risk for cases in which the Fund deems it effective, the Fund may enter into futures contracts, interest rate swaps, other interest rate options, or securities sold, not yet purchased.

The Fund is also subject to credit risk in the normal course of pursuing its investment objectives. In addition to the specific credit risk, in particular investment securities, the Fund is exposed to broader market credit risk. To hedge this risk, the Fund may enter into a variety of instruments, including credit default swaps, futures, options, and swaptions.

The market value of derivative instruments generally may change in a manner that amplify market movements relative to the underlying asset or reference rate. As a result of adverse market movements, the Fund’s derivatives instruments could cause the Fund to suffer losses that magnify the market value changes of the underlying asset or reference rate. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additionally, in instances where the Fund is using derivatives to hedge risk exposures held by the Fund, there are also risks that those derivatives may not perform as expected relative to the Fund positions intended to be hedged which could result in losses for the hedged positions.

Derivatives are also subject to the risk of possible regulatory changes which could adversely affect the availability and performance of derivative securities, make them more costly and limit or restrict their use by the Fund, which could prevent the Fund from implementing its investment strategies and adversely affect returns.

Futures Contracts: Futures contracts are commitments to either purchase or sell a financial instrument or commodity at a future date for a specified price. Upon entering into futures contracts, the Fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent changes in market value of the contract (which may require additional margin to be deposited) are recorded for financial statement purposes as unrealized gains or losses.

28	www.1wscapital.com

1WS Credit Income Fund	Notes to Consolidated Financial Statements

April 30, 2023 (Unaudited)

The Fund may use futures contracts to hedge against changes in the value of financial instruments or changes in interest rates. Upon entering into such futures contracts, the Fund bears the risk of interest rates or financial instruments’ prices moving adversely to the positions. With futures, counterparty risk is mitigated as these contracts are exchange-traded and the exchange’s clearinghouse guarantees against non-performance by the counterparty.

Credit Default Swaps and Credit Default Tranches: In a typical credit default swap, the Fund receives (if a buyer) or provides (if a seller) protection against certain credit events involving one or more specified reference entities. The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a defined credit event on the reference obligation which may be a single security, a basket of securities, or a specified credit index. The applicable credit events are established at the inception of the transaction and generally include bankruptcy, insolvency, and failure to meet payment obligations when due, among other events. After a credit event occurs, the contingent payment payable by the seller to the buyer may be mitigated or reduced by segregated collateral and netting arrangements between the counterparties to the transaction.

A credit default tranche is a type of credit default swap that allows an investor to gain exposure to a particular portion of the loss distribution on a specified credit index. Tranches are defined by attachment and detachment points that specify the range of exposure to which an investor is receiving or providing protection with respect to the specified credit index.

The Fund may enter into credit default swaps or credit default tranches to hedge against changes in the value of, or to gain exposure to, the market, certain sectors of the market, or specific issuers. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss. Upon entering into a credit default swap, as a seller of protection or a buyer of protection, the Fund bears exposure to changes in market pricing of risk related to the reference obligations. Additionally, the Fund is exposed to counterparty risk to the extent the fair value of the credit default swap exceeds the collateral posted. Credit default swaps are either centrally cleared swaps or executed bilaterally under standard form ISDA master agreements entered into with each counterparty.

Any upfront payments made or received upon entering into a credit default swap contract are treated as part of the cost and any fluctuations are reflected as part of the unrealized gain (loss) on valuation. Upon termination of the swap contract, the amount included in the cost is reversed and becomes part of the credit default swap’s realized gain (loss). For credit default swap contracts, the upfront payments serve as an indicator of the current status of the payment/performance risk. The fair value of a credit default swap contract represents the amount of upfront payment that would be required to enter into such swap as of a measurement date. Upfront payments vary inversely to the price of debt issued by the reference entity. Increasing fair values for credit default swap contracts, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the market pricing of the reference entity’s debt.

The following is a summary of the derivative instruments fair value and the location and effect of derivative instruments held directly by the Fund for the period ended April 30, 2023:

	Consolidated Statement of Assets and Liabilities		Consolidated Statement of Operations
	Derivative Assets Fair Value(a)	Derivative Liabilities Fair Value(a)	Net Realized Gain/ (Loss)	Net Change in Unrealized Appreciation / (Depreciation)
Credit default swap contracts	$413,221	$–	$153,608	$529,922
Interest swap contracts	$26,162	$(621,994)	$53,019	$(624,401)
Futures contracts	15,781	(940,275)	630,287	(2,941,417)
Total derivatives	$455,164	$(318,281)	$836,914	$(3,035,896)

(a)	Includes the cumulative appreciation/depreciation of futures contracts and swap contracts as reported in the Consolidated Schedule of Investments. Only the current day's variation margin payable of $58,632 for futures and $91,213 for interest rate swaps is reported within the Consolidated Statement of Assets and Liabilities. Total cumulative appreciation/depreciation on futures contracts as shown on the table above is reported on the Consolidated Statement of Investments.

The average short notional value and number of short futures contracts outstanding during the period ended April 30, 2023 was $51,040,235 and 490, respectively. The average notional value of credit default swap contracts related to the sale and buy protection outstanding during the period ended April 30, 2023 was ($11,000,000) and $4,339,171 respectively. The average notional value of interest rate swap contracts outstanding during the period ended April 30, 2023 was $15,302,286.

Semi-Annual Report | April 30, 2023	29

1WS Credit Income Fund	Notes to Consolidated Financial Statements

April 30, 2023 (Unaudited)

Offsetting Arrangements: Certain derivative contracts and reverse repurchase agreements are executed under standardized netting agreements. A netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract. These agreements mitigate counterparty credit risk by providing for a single net settlement with a counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement. The Fund invests in futures, interest rate swaps and credit default swaps that are centrally cleared and not subject to master netting agreements, thus are not included on the tables below.

Offsetting of Derivatives and Reverse Repurchase Agreements Assets

April 30, 2023

				Gross Amounts Not Offset in the Consolidated Statements of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Consolidated Statements of Assets and Liabilities	Net Amounts Presented in the Consolidated Statements of Assets and Liabilities	Financial Instruments(a)	Cash Collateral Received(a)	Net Amount Receivable
Credit default swap contract	$413,221	$–	$413,221	$–	(413,221)	$–
Total	$413,221	$–	$413,221	$–	$(413,221)	$–

Offsetting of Derivatives and Reverse Repurchase Agreements Liabilities

April 30, 2023

				Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Consolidated Statement of Assets and Liabilities	Net Amounts Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments(a)	Cash Collateral Pledged(a)	Net Amount Payable
Reverse repurchase agreements	$47,519,499	$–	$47,519,499	$(47,519,499)	$–	$–
Total	$47,519,499	$–	$47,519,499	$(47,519,499)	$–	$–

(a)	These amounts are limited to the derivatives asset/liability balance and, accordingly, do not include excess collateral received/pledged.

30	www.1wscapital.com

1WS Credit Income Fund	Notes to Consolidated Financial Statements

April 30, 2023 (Unaudited)

NOTE 8. LEVERAGE

The Fund may obtain leverage in seeking to achieve its investment objective, including obtaining financing to make investments in Credit Investments. The Fund may obtain leverage through direct borrowing and/or through entering into reverse repurchase agreements.

In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. Reverse repurchase agreements are generally recorded at their contractual amounts, including accrued interest, as specified in each respective agreement. Securities sold are held on terms that may permit the counterparty to sell or re-pledge the securities subject to certain limitations. Such securities sold are held as collateral and are generally valued daily by the counterparty. The Fund may be required to deliver additional collateral or may demand the counterparty to return collateral pledged, as deemed necessary to ensure that the fair value of the underlying collateral remains sufficient to cover the contractual amount. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. The total amount of securities pledged, or partially pledged, at April 30, 2023 was $47,325,264. During the period ended April 30, 2023, the average amount of reverse repurchase agreements outstanding was $47,576,923, at a weighted average interest rate of 1.38%.

The following table indicates the total amount of reverse repurchase agreements, including accrued interest, reconciled to the Fund’s liability as of April 30, 2023:

Remaining contractual maturity of the agreements	30-60 days	60-90 days	Greater than 90 days	Total
Residential Mortgage-Backed Securities	$184,226	$7,931,279	$5,124,046	$13,239,551
Commercial Mortgage-Backed Securities	971,273	9,090,654	1,099,200	11,161,127
Asset Backed Securities	868,045	17,813,779	1,902,081	20,583,905
Collateralized Loan Obligations	–	2,534,916	–	2,534,916
Total	$2,023,544	$37,370,628	$8,125,327	$47,519,499

*	The total reverse repurchase agreement balance includes $47,152,134 of financing with extendable provisions that automatically renew per the terms of the respective reverse repurchase agreements.

Leverage can have the effect of magnifying the Fund’s exposure to changes in the value of its assets and may also result in increased volatility in the Fund’s NAV. This means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund owned its assets on an unleveraged basis. The value of an investment in the Fund will be more volatile and other risks tend to be compounded if and to the extent that the Fund is exposed to leverage directly or indirectly.

NOTE 9. REPURCHASE OFFERS

The Fund is an interval fund and, as such, has adopted a fundamental policy to make quarterly repurchase offers at a price equal to the NAV per Share as of the Repurchase Pricing Date (i.e., the date that will be used to determine the Fund’s NAV applicable to the repurchase offer), of between 5% and 25% of the Shares outstanding. Subject to applicable law and approval of the Board, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Shares at NAV, which is the minimum amount permitted. The Fund will make quarterly repurchase offers in the months of March, June, September and December. There is no guarantee that shareholders will be able to sell all of the shares they desire in a repurchase offer because shareholders, in total, may wish to sell more than the percentage of the Fund’s Shares being repurchased.

Semi-Annual Report | April 30, 2023	31

1WS Credit Income Fund	Notes to Consolidated Financial Statements

April 30, 2023 (Unaudited)

During the period ended April 30, 2023, the Fund completed two quarterly repurchase offers. In each offer, the Fund offered to repurchase no less than 5% of the number of its outstanding Shares as of the Repurchase Pricing Date. No repurchase offers during the period April 30, 2023 were oversubscribed. The result of these repurchase offers were as follows:

	Repurchase Offer #1	Repurchase Offer #2
Repurchase Commencement Date	12/21/2022	03/21/2023
Repurchase Request Deadline	01/12/2023	04/12/2023
Repurchase Pricing Date	01/12/2023	04/12/2023
Repurchased Amount	$4,939,855	$3,685,312
Repurchased Shares	272,469	203,383

NOTE 10. PRINCIPAL RISKS

In the normal course of business, the Fund invests in financial instruments and enters into financial transactions where risk of potential loss may exist from things such as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Fund may be subject to, please refer to the Fund’s Prospectus and Statement of Additional Information (“SAI”).

Investment and Market Risk: The Fund may invest in credit-sensitive investments. Until such investments are sold or mature, the Fund is exposed to risks, including interest rate and spread risks, as well as credit and structural risks relating to whether the cash flows from the underlying assets will be sufficient in amount and timing to make expected payments on the securities. The Adviser monitors the risk parameters and expected volatility of the Fund’s overall portfolio and attempts to manage concentrations of the portfolio in any particular investment holding, strategy, or market. Additionally, the Adviser seeks to control portfolio risks through selective sizing of positions based on a regular evaluation of each investment’s risk and reward characteristics. Regular mark-to-market portfolio monitoring helps the Adviser monitor the investments. The Adviser has also developed a proprietary risk management system and uses statistical and cash flow models to monitor portfolio risk, as well as individual position specific risk.

While the Adviser generally seeks to hedge certain portfolio risks, the Adviser will not, in general, attempt to hedge all market, interest rate or other risks in the portfolio, and it may elect to only partially hedge certain risks. Specifically, the Adviser may determine that it is economically unattractive, or otherwise undesirable, to hedge certain risks and instead may rely on diversification to offset such risks.

Repurchase Offers Risk: An investment in the Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the Shares. The Fund is an “interval fund” and, in order to provide liquidity to shareholders, the Fund, subject to applicable law, will conduct repurchase offers of the Fund’s outstanding Shares at NAV, subject to approval of the Board. The Fund believes that these repurchase offers are generally beneficial to the Fund’s shareholders, and repurchases generally will be funded from available cash, cash from the sale of Shares or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. The Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Fund’s investments and cash from the sale of Shares. The Fund believes that it can meet the maximum potential amount of the Fund’s repurchase obligations. If at any time cash and other liquid assets held by the Fund are not sufficient to meet the Fund’s repurchase obligations, the Fund intends, if necessary, to sell investments. In addition, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Shares by increasing the Fund’s expenses and reducing any net investment income.

Leverage Risk: Under current market conditions, the Fund may utilize leverage in an amount up to 33 ⅓% of the Fund’s total assets principally through outstanding senior securities representing indebtedness (“Borrowings”). The Fund may obtain leverage through direct borrowing and/or through entering into reverse repurchase agreements that create leverage. Reverse repurchase agreements are agreements in which a Fund sells a security to a counterparty, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at a mutually agreed upon price and time. Reverse repurchase agreements carry the risk that the market value of the security sold by the Fund may decline in value, requiring the Fund to post the additional collateral or to repurchase the security. Reverse repurchase agreements also may be viewed as a form of borrowing, and borrowed assets used for investment creates leverage risk. Leverage can create an interest expense that may lower the Fund’s overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund’s volatility and risk of loss.

Counterparty Credit Risk: The Fund attempts to control credit risk exposure to trading counterparties and brokers through internal monitoring procedures. A significant portion of the Fund’s positions, including cash, are held at major financial institutions. All security transactions of the Fund are transacted with approved brokers and cleared through major securities firms. In the event the brokers are unable to fulfill their obligations, the Fund could be subject to credit risk.

32	www.1wscapital.com

1WS Credit Income Fund	Notes to Consolidated Financial Statements

April 30, 2023 (Unaudited)

A primary difference in risks associated with bilateral OTC contracts and exchange-traded contracts/centrally cleared swaps involves the nature of credit and liquidity risks. Unlike exchange-traded instruments or centrally cleared swaps, in which performance may be backed by the exchange or clearing corporation, bilateral OTC contracts require the performance of a specific counterparty and it’s posting of collateral. In the event of a default by such counterparty, the Fund could be exposed to potential losses. The Fund seeks to reduce its credit risk on bilateral OTC contracts by only transacting with high credit-standing counterparties. In addition, the Fund further mitigates the risk of counterparty non-performance by requiring counterparties to pledge cash and/or securities to collateralize unrealized gains on bilateral OTC contracts, in accordance with the terms of International Swaps and Derivatives Association (“ISDA”) agreements.

Liquidity Risk: The Fund needs cash liquidity in order to settle trading obligations, meet margin calls on derivatives, meeting margin calls and repayments on maturing financial arrangements, and meet repurchase offers. The Adviser actively monitors and manages the current and future sources of and draws on liquidity (cash and cash equivalents) as well as liquid securities.

Credit Risk: Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Non-Diversified Fund Risk: The Fund is classified as “non-diversified” under the 1940 Act. As a result, the Fund can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence.

Interest Rate Risk: Interest rate risk arises from the possibility that changes in interest rates will affect the value of financial instruments. The Fund may be exposed to risks associated with the effects of fluctuations in the prevailing levels of market interest rates on their financial position and cash flows. The Fund may be exposed to interest rate risk as a result of mismatches or gaps in the amounts of assets and liabilities that mature or reprice in a given period.

The United Kingdom's Financial Conduct Authority, which regulates LIBOR, announced the phase out of LIBOR at the end of 2021 with the exception of USD LIBOR which will phase out in 2023. There remains uncertainty regarding the future utilization of USD LIBOR and the nature of any replacement rate. As an alternative, the U.S. Federal Reserve, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, intends to replace the USD LIBOR with the Secured Overnight Funding Rate (SOFR), a new index calculated by short-term repurchase agreements, backed by U.S. Treasury securities. Abandonment of or modifications to LIBOR could have adverse impacts and represent a significant risk on newly issued financial instruments and existing financial instruments which reference LIBOR. There could be significant operational challenges for the transition away from LIBOR including, but not limited to, amending existing loan agreements with borrowers on investments that may have not been modified with fallback language and adding effective fallback language to new agreements in the event that LIBOR is discontinued before maturity. While some instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments may have such provisions and there is significant uncertainty regarding the effectiveness of any such alternative methodologies. Abandonment of or modifications to LIBOR could lead to significant short-term and long-term uncertainty and market instability.

Foreign Currency Risk: The Fund may invest a portion of its assets in non-U.S. currencies, or in instruments denominated in non-U.S. currencies, the prices of which are determined with reference to currencies other than the U.S. Dollar. The Fund, however, values its securities and other assets in U.S. Dollars. The Fund generally seeks to hedge all or any portion of its foreign currency exposure. To the extent the Fund’s investments in foreign currency exposure are not hedged, the value of the Fund’s assets will fluctuate with U.S. Dollar exchange rates as well as the price changes of the Fund’s investments in the various local markets and currencies.

CDO and CLO Risk: The Fund may invest in CDOs and/or CLOs which are subject to the following risks: (i) distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) CDOs and/or CLOs typically will have no significant underlying assets other than their underlying debt obligations or loans and payments on the CDOs and/or CLOs are and will be payable solely from the cash flows from such debt obligations and/or loans; (iv) CDOs and/or CLOs are typically highly levered, and therefore the CDO and/or CLO interests that the Fund may invest in are subject to a higher risk of total loss; (v) investments in CDOs and/or CLOs may be riskier and less transparent to the Fund and its shareholders than direct investments in the underlying companies; (vi) the potential for interruption and deferral of cash flow to Fund investments in the equity and junior debt tranches of CDOs and/or CLOs; (vii) interests in CDOs and/or CLOs may be illiquid; (viii) investments in foreign CDOs and/or CLOs may involve significant risks in addition to the risks inherent in U.S. CDOs and/or CLOs; (ix) the Fund may invest with collateral managers that have no or limited performance or operating history; (x) the inability of a CDO or CLO collateral manager to reinvest the proceeds of any prepayments may adversely affect the Fund; (xi) the loans underlying the CDOs and/or CLOs may be sold and replaced resulting in a loss to the Fund; (xii) the Fund may not have direct rights against the underlying borrowers or obligors comprising the CDOs and/or CLOs’ investments or the entities that sponsored the CDOs and/or CLOs; and (xiii) investments in equity and junior debt tranches of CDOs and/or CLOs will likely be subordinate to the other debt tranches of such CDOs and/or CLOs, and are subject to a higher degree of risk of total loss.

Semi-Annual Report | April 30, 2023	33

1WS Credit Income Fund	Notes to Consolidated Financial Statements

April 30, 2023 (Unaudited)

Commercial Mortgage-Backed Securities (“CMBS”) and Residential Mortgage-Backed Securities (“RMBS”) Risk: CMBS and RMBS are mortgage-backed securities that may be secured by interests in a single commercial or residential mortgage loan or a pool of mortgage loans secured by commercial or residential property. CMBS and RMBS may be senior, subordinate, interest-only, principal-only, investment-grade, non-investment grade or unrated. The Fund may acquire CMBS and RMBS from private originators as well as from other mortgage loan investors, including savings and loan associations, mortgage bankers, commercial banks, finance companies and investment banks. The credit quality of any CMBS and RMBS issue depends primarily on the credit quality of the underlying mortgage loans. At any one time, a portfolio of mortgage-backed securities may be backed by commercial or residential mortgage loans with disproportionately large aggregate principal amounts secured by properties in only a few states or regions. As a result, the commercial or residential mortgage loans may be more susceptible to geographic risks relating to such areas, such as adverse economic conditions, adverse events affecting industries located in such areas and natural hazards affecting such areas, than would be the case for a pool of mortgage loans having more diverse property locations.

NOTE 11. TAX BASIS INFORMATION

Distributions are determined in accordance with federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. The amounts and characteristics of tax basis distributions and composition of distributable earnings/ (accumulated losses) are finalized at the Fund's fiscal year-end.

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes, including short-term securities at April 30, 2023, were as follows:

Cost of investments for income tax purposes	$176,839,466
Gross appreciation (excess of value over tax cost)	$4,672,666
Gross depreciation (excess of tax cost over value)	(13,411,096)
Net unrealized appreciation/(depreciation)	$(8,738,430)

The tax character of distributions paid for the fiscal year ended October 31, 2022 was as follows:

2022
Distributions Paid From:
Ordinary Income	$10,560,948
Long-Term Capital Gain	728,245
Total	$11,289,193

NOTE 12. SUBSEQUENT EVENTS

In preparing these consolidated financial statements, the Fund’s management has evaluated events and transactions through the date the consolidated financial statements were issued.

On June 27, 2023, the Fund declared a dividend of $0.30 per share for Class A-2 and Class I investors.

The Fund notified shareholders of a quarterly repurchase offer on June 20, 2023. The Fund intends to complete the quarterly repurchase offer on July 12, 2023.

Management has determined that there were no other subsequent events requiring disclosure.

34	www.1wscapital.com

1WS Credit Income Fund	Additional Information

April 30, 2023 (Unaudited)

Portfolio Information. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Forms N-PORT will be available on the Fund’s website located at https://www.1wscapital.com or on the SEC’s website at https://www.sec.gov.

Proxy Information. The policies and procedures used to determine how to vote proxies relating to securities held by the Fund are available without charge, upon request, by calling 1-833-834-4923, on the Fund’s website located at https://www.1wscapital.com, and on the SEC’s website at https://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available on Form N-PX by August 31 of each year without charge, upon request, by calling 1-833-834-4923, on the Fund’s website located at www.1wscapital.com, and on the SEC’s website at https://www.sec.gov.

RISK DISCLOSURES

Data contained herein are subject to change.

Prior to investing, Investors should carefully consider the investment objectives, risks, charges and expenses of 1WS Credit Income Fund. This and other important information about the Fund is contained in the prospectus, which can be obtained by calling (833) 834-4923 or visiting www.1wscapital.com. The prospectus should be read carefully before investing. Investing in the Fund may be considered speculative and involves a high degree of risk, including the risk of possible substantial loss of your investment.

1WS Credit Income Fund is distributed by ALPS Distributors, Inc. ALPS Distributors, Inc. is not affiliated with 1WS Capital Advisors, LLC or One William Street Capital Management, L.P

Semi-Annual Report | April 30, 2023	35

1WS Credit Income Fund	Privacy Policy

Your privacy is very important to us. This Privacy Notice sets forth the policies of 1WS Credit Income Fund (the “Fund”) with respect to non-public personal information of its investors, prospective investors and former investors. These policies apply to all investors and may be changed at any time, provided a notice of such change is given to you.

To the extent you provide us with personal information, such as your address, social security number, assets and/or income information: (i) in a subscription agreement and related documents; and (ii) in correspondence and conversations with the Fund’s representatives; and (iii) through transactions in the Fund, please be advised that:

We do not disclose any of this personal information about our investors, prospective investors or former investors to anyone, other than to our affiliates, such as our attorneys, auditors, brokers, regulators and certain service providers, in such case, only as necessary to facilitate the acceptance of your investment and management of the Fund and in accordance with applicable laws. It may be necessary, under anti-money laundering and similar laws, to disclose information about the Fund’s investors in order to accept subscriptions from them. We will also release information about you if you direct us to do so, if compelled to do so by law, or in connection with any government or self-regulatory organization request or investigation.

We may also disclose information you provide to us to third party institutions, such as prime brokers. If such a disclosure is made, the Fund will require such third parties to treat your private information with confidentiality.

We seek to carefully safeguard your private information and, to that end, restrict access to non-public personal information about you to those employees and other persons who need to know the information to enable the Fund to provide services to you. We maintain physical, electronic and procedural safeguards to protect your non-public personal information.

36	www.1wscapital.com

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable to semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable to semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable to semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to semi-annual report.

Item 6. Investments.

(a)	The registrant’s Schedule of Investments as of the close of the reporting period is included in the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) Not applicable to semi-annual report.

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable to semi-annual report.

(a)(2)	The certifications required by Rule 30a-2(a) under the 1940 Act, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(b)	The certifications by the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the 1940 Act, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

1WS Credit Income Fund

By:	/s/ Kurt A. Locher
Kurt A. Locher, Chief Executive Officer
(Principal Executive Officer)
Date:	July 7, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kurt A. Locher
Kurt A. Locher, Chief Executive Officer
(Principal Executive Officer)
Date:	July 7, 2023

By:	/s/ Stephanie Dolan
Stephanie Dolan, Chief Financial Officer and Principal Accounting Officer

Date:	July 7, 2023